Exhibit 10.1


                    IMPLEMENTATION AND STOCKHOLDER AGREEMENT

                                     AMONG

                     THE PNC FINANCIAL SERVICES GROUP, INC.

                                NEW BOISE, INC.


                                      AND

                                BLACKROCK, INC.







                         DATED AS OF FEBRUARY 15, 2006


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                               Table of Contents


                                                                           Page
                                                                           ----

                                   ARTICLE I

                                  DEFINITIONS

Section 1.1       Certain Defined Terms........................................1
Section 1.2       Other Defined Terms..........................................6
Section 1.3       Other Definitional Provisions................................7
Section 1.4       Methodology for Calculations.................................7

                                   ARTICLE II

                                SHARE OWNERSHIP

Section 2.1       New BlackRock Capital Stock..................................7
Section 2.2       Prohibition of Certain Communications and Actions............9
Section 2.3       Additional Purchases of Voting Securities...................10
Section 2.4       BlackRock Share Repurchases.................................11

                                  ARTICLE III

                             TRANSFER RESTRICTIONS

Section 3.1       General Transfer Restrictions...............................11
Section 3.2       Restrictions on Transfer....................................11
Section 3.3       Right of Last Refusal.......................................13
Section 3.4       Legend on Securities........................................14
Section 3.5       Change of Control...........................................14

                                   ARTICLE IV

                              CORPORATE GOVERNANCE

Section 4.1       Composition of the Board....................................15
Section 4.2       Vote Required for Board Action; Board Quorum................15
Section 4.3       Committees..................................................18
Section 4.4       Certificate of Incorporation and Bylaws to be Consistent....18
Section 4.5       Information Rights..........................................18
Section 4.6       Voting Agreements...........................................20
Section 4.7       Related Party Transactions..................................20
Section 4.8       Bank Holding Company........................................21
Section 4.9       Dividend Payout Ratio.......................................21
Section 4.10      Transaction Document........................................21
Section 4.11      Employment Matters..........................................21

                                   ARTICLE V

                         PRE-CLOSING OBLIGATIONS OF PNC

Section 5.1       Amendment of Share Surrender Agreement......................21
Section 5.2       Termination of IPO Agreement and Stockholders Agreement.....21
Section 5.3       Amendment to Certificate of Incorporation and ByLaws........22
Section 5.4       Approval of Transaction Agreement and Related Matters.......22
Section 5.5       Registration Rights Agreement...............................22

                                   ARTICLE VI

                                 MISCELLANEOUS

Section 6.1       Conflicting Agreements......................................22
Section 6.2       Termination.................................................22
Section 6.3       Ownership Information.......................................23
Section 6.4       Savings Clause..............................................23
Section 6.5       Amendment and Waiver........................................23
Section 6.6       Severability................................................23
Section 6.7       Entire Agreement............................................23
Section 6.8       Successors and Assigns......................................24
Section 6.9       Counterparts................................................24
Section 6.10      Remedies....................................................24
Section 6.11      Notices.....................................................24
Section 6.12      Governing Law; Consent to Jurisdiction......................25
Section 6.13      Interpretation..............................................26
Section 6.14      Effectiveness...............................................26

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                    IMPLEMENTATION AND STOCKHOLDER AGREEMENT


         IMPLEMENTATION AND STOCKHOLDER AGREEMENT dated as of February 15, 2006 among BlackRock, Inc., a Delaware corporation ("BlackRock"), New Boise,
Inc. a Delaware corporation ("New BlackRock") and The PNC Financial Services Group, Inc., a Pennsylvania corporation ("PNC").

         WHEREAS, BlackRock is party to a Transaction Agreement, dated as of February 15, 2006 (the "Transaction Agreement"), with Merrill Lynch & Co., Inc., a Delaware corporation ("Miami Parent"), pursuant to and subject to the terms and conditions of which, among other things, Miami Parent will contribute to New BlackRock all of its interest in certain of its Controlled Affiliates in consideration for shares of Capital Stock of New BlackRock;

         WHEREAS, there are conditions to the closing under the Transaction Agreement (the "Closing") that PNC and BlackRock make certain modifications to agreements between them;

         WHEREAS, upon the Closing, PNC will Beneficially Own (as defined herein), directly and/or through directly or indirectly wholly-owned Subsidiaries (as defined herein) approximately 35% of the issued and outstanding New BlackRock Class A Common Stock (as defined herein);

         WHEREAS, the parties hereto desire to enter into this Agreement to establish certain arrangements with respect to the shares of New BlackRock Common Stock to be Beneficially Owned by PNC following the Closing, as well as restrictions on certain activities in respect of BlackRock Capital Stock, corporate governance and other related corporate matters;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and obligations hereinafter set forth, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

         Section 1.1 Certain Defined Terms. As used herein, the following terms shall have the following meanings:

         "Affiliate" means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such specified Person; provided, however, that solely for purposes of this Agreement, notwithstanding anything to the contrary set forth herein, neither BlackRock nor any of its Controlled Affiliates shall be deemed to be a Subsidiary or Affiliate of PNC solely by virtue of the Beneficial Ownership by PNC of New BlackRock Capital Stock, the election of Directors nominated by PNC to the Board, the election of any other Directors nominated by the Board or any other action taken by PNC in accordance with the terms and conditions of, and subject to the limitations and restrictions set forth on such Person in, this Agreement (and irrespective of the characteristics of the aforesaid relationships and actions under applicable law or accounting principles).

         "Agreement" means this Implementation and Stockholder Agreement as it may be amended, supplemented, restated or modified from time to time.

         "Beneficial Ownership" by a Person of any securities includes ownership by any Person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (i) voting power which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power which includes the power to dispose, or to direct the disposition, of such security; and shall otherwise be interpreted in accordance with the term "beneficial ownership" as defined in Rule 13d-3 adopted by the Commission under the Exchange Act; provided that for purposes of determining Beneficial Ownership, a Person shall be deemed to be the Beneficial Owner of any securities which may be acquired by such Person pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time, including the passage of time in excess of 60 days, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing), except that in no event will PNC be deemed to Beneficially Own any securities which it has the right to acquire pursuant to
Section 2.3 unless, and then only to the extent that, it shall have actually exercised such right. For purposes of this Agreement, a Person shall be deemed to Beneficially Own any securities Beneficially Owned by its Affiliates (including as Affiliates for this purpose its officers and directors only to the extent they would be Affiliates solely by reason of their equity interest) or any Group of which such Person or any such Affiliate is or becomes a member; provided, however, that securities Beneficially Owned by PNC shall not include, for any purpose under this Agreement, any Voting Securities or other securities held by such Person and its Affiliates in trust, managed, brokerage, custodial, nominee or other customer accounts; in trading, inventory, lending or similar accounts of such Person and Affiliates of such Person which are broker-dealers or otherwise engaged in the securities business; or in pooled investment vehicles sponsored, managed and/or advised or subadvised by such Person and its Affiliates except, if they Beneficially Own more than 25% of the ownership interests in a pooled investment vehicle, to the extent of their ownership interests therein; provided that in each case, such securities were acquired in the ordinary course of business of their securities business and not with the intent or purpose of influencing control of New BlackRock or avoiding the provisions of this Agreement. The term "Beneficially Own" shall have a correlative meaning.

         "Board" means the Board of Directors of New BlackRock.

         "Business Day" shall mean any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in New York, New York.

         "By-Laws" means the By-Laws of BlackRock, as amended or supplemented from time to time.

         "Capital Stock" means, with respect to any Person at any time, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of capital stock, partnership interests (whether general or limited) or equivalent ownership interests in or issued by such Person.

         "Class A Common Stock" means the shares of Class A Common Stock, par value $0.01 per share, of BlackRock or New BlackRock, as the case may be, and any securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation, exchange or other similar reorganization.

         A "Change of Control of PNC" shall be deemed to occur when the Board of Directors of PNC determines that a Change in Control of PNC has occurred, as a Change in Control of PNC may be defined from time to time by the Board of Directors of PNC. Provided, however, that at a minimum, a Change in Control of PNC shall, without any action by the Board of Directors of PNC, be deemed to occur if:

         (a) any Person, excluding employee benefit plans of PNC, is or becomes the Beneficial Owner, directly or indirectly, of securities of PNC representing a majority of the combined voting power of PNC's then outstanding securities;

         (b) PNC consummates a merger, consolidation, share exchange, division or other reorganization or transaction of PNC (a "Fundamental Transaction") with any other corporation, other than a Fundamental Transaction that results in the voting securities of PNC outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least a majority of the combined voting power immediately after such Fundamental Transaction of (i) PNC's outstanding securities, (ii) the surviving entity's outstanding securities, or (iii) in the case of a division, the outstanding securities of each entity resulting from the division;

         (c) the shareholders of PNC approve a plan of complete liquidation or winding-up of PNC or an agreement for the sale or disposition (in one transaction or a series of transactions) of all or substantially all PNC's assets;

         (d) as a result of a proxy contest, individuals who prior to the conclusion thereof constituted the Board of Directors of PNC (including for this purpose any new director whose election or nomination for election by PNC's shareholders in connection with such proxy contest was approved by a vote of at least two-thirds of the directors then still in office who were directors prior to such proxy contest) cease to constitute at least a majority of the Board of Directors of PNC (excluding any Board seat that is vacant or otherwise unoccupied); or

         (e) during any period of twenty-four (24) consecutive months, individuals who at the beginning of such period constituted the Board of Directors of PNC (including for this purpose any new director whose election or nomination for election by PNC's shareholders was approved by a vote of at least two thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board of Directors of PNC (excluding any Board seat that is vacant or otherwise unoccupied).

         "Commission" means the United States Securities and Exchange
Commission.

         "control" (including the terms "controlled by" and "under common control with"), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or any other means, or otherwise to control such Person within the meaning of such term as used in Rule 405 under the Securities Act.

         "Controlled Affiliate" of any Person means a Person that is directly or indirectly controlled by such other Person.

         "Director" means any member of the Board (other than any advisory, honorary or other non-voting member of the Board).

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission from time to time thereunder (or under any successor statute).

         "Fair Market Value" means, as to any securities or other property, the cash price at which a willing seller would sell and a willing buyer would buy such securities or property in an arm's-length negotiated transaction without time constraints. With respect to any securities that are traded on a national securities exchange or quoted on the Nasdaq National Market or the Nasdaq Small Cap Market, Fair Market Value shall mean the arithmetic average of the closing prices of such securities on their principal market for the ten consecutive trading days immediately preceding the applicable date of determination and with respect to shares of Series A Participating Preferred Stock shall be the same price per share as the Fair Market value per share of the Class A Common Stock. The Fair Market Value of any property or assets, other than securities described in the preceding sentence, with an estimated value of less than 1% of the Fair Market Value of all of the issued and outstanding New BlackRock Capital Stock shall be determined by the Board (acting through a majority of the Independent Directors) in its good faith judgment. The Fair Market Value of all other property or assets shall be determined by an Independent Investment Banking Firm, selected by a majority of the Independent Directors, whose determination shall be final and binding on the parties hereto. The fees and expenses of such Independent Investment Banking Firm shall be paid by New BlackRock.

         "Group" shall have the meaning assigned to it in Section 13(d)(3) of the Exchange Act.

         "Independent Director" means any Director who (i) is or would be an "independent director" with respect to BlackRock and New BlackRock, pursuant to
Section 303A.02 of the New York Stock Exchange Listed Company Manual and Section l0A of the Exchange Act (or any successor provisions) and (ii) was not nominated or proposed for nomination by or on behalf of, PNC, any Significant Stockholder, any Affiliates or Designated Directors of PNC or a Significant Stockholder.

         "Independent Investment Banking Firm" means an investment banking firm of nationally recognized standing that in the reasonable judgment of the Person or Persons engaging such firm, taking into account any prior relationship with PNC, any Significant Stockholder, BlackRock, or New BlackRock is independent of such Person or Persons.

         "Material Effect" means a determination by the Board that the fundamental economics and operations of the business of New BlackRock have been materially and adversely affected as a result of a Change of Control of PNC (taking into account New BlackRock's revenues, earnings, corporate governance, management practices, culture and compensation practices).

         "Ownership Cap" means, at any time of determination, with respect to PNC and its Affiliates, the higher of (i) 35 percent of the Total Voting Power of the Voting Securities of New BlackRock issued and outstanding at such time and (ii) the Ownership Percentage of PNC immediately after the Closing.

         "Ownership Percentage" means, with respect to any Person, at any time, the quotient, expressed as a percentage, of (i) the Total Voting Power of all Voting Securities or another Person Beneficially Owned by such Person and its Affiliates divided by (ii) the Total Voting Power of all Voting Securities of such other Person issued and outstanding at that time.

         "Ownership Threshold" means, at any time of determination, with respect to New BlackRock Parent and its Affiliates, 20 percent of the Total Voting Power of the Voting Securities of New BlackRock issued and outstanding at such time.

         "Person" means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization, other entity, government or any agency or political subdivision thereof or any Group comprised of two or more of the foregoing.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission from time to time thereunder (or under any successor statute).

         "Series A Participating Preferred Stock" means the Series A Participating Preferred Stock, par value $.01 per share, of New BlackRock and any securities issued in respect thereof, or in substitution therefor, or in substitution therefor in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation, exchange or other similar reorganization.

         "Significant Stockholder" means, at any time of determination, any Person other than PNC and its Affiliates that Beneficially Owns 20 percent or more of the Total Voting Power of the Voting Securities of New BlackRock issued and outstanding at that time.

         "Subsidiary" means, with respect to any Person, any corporation or other organization, whether incorporated or unincorporated, (i) of which such Person or any other Subsidiary of such Person is a general partner (excluding partnerships, the general partner interests of which held by such Person or any Subsidiary of such Person do not have a majority of the voting or similar interests in such partnership), or (ii) at least a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such Person or by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries.

         "Total Voting Power" means the total number of votes entitled to be cast by the holders of the outstanding Capital Stock and any other securities entitled, in the ordinary course, to vote on matters put before the holders of the Capital Stock generally.

         "Transfer" means, directly or indirectly, to sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of (by operation of law or otherwise), either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of (by operation of law or otherwise), any Capital Stock or any interest in any Capital Stock; provided, however, that a merger, amalgamation, plan of arrangement or consolidation or similar business combination transaction in which PNC is a constituent corporation (or otherwise a party including, for the avoidance of doubt, a transaction pursuant to which a Person acquires all or a portion of PNC's outstanding Capital Stock, whether by tender or exchange offer, by share exchange, or otherwise) shall not be deemed to be the Transfer of any BlackRock Capital Stock Beneficially Owned by PNC provided that the primary purpose of any such transaction is not to avoid the provisions of this Agreement and that the successor or surviving person to such a merger, amalgamation, plan of arrangement or consolidation or similar business combination transaction, if not PNC, expressly assumes all obligations of PNC under this Agreement. For purposes of this Agreement, the term Transfer shall include the sale of an Affiliate of PNC or PNC's interest in an Affiliate which Beneficially Owns BlackRock Capital Stock unless such Transfer is in connection with a merger, amalgamation, plan of arrangement or consolidation or similar business combination transaction referred to in the first proviso of the previous sentence.

         "Voting Securities" means at any time shares of any class of Capital Stock or other securities or interests of a Person which are then entitled to vote generally, and not solely upon the occurrence and during the continuation of certain specified events, in the election of directors or Persons performing a similar function with respect to such Person, and any securities convertible into or exercisable or exchangeable at the option of the holder thereof for such shares of Capital Stock.

         Section 1.2 Other Defined Terms. The following terms shall have the meanings defined for such terms in the Sections set forth below:

        TERM                                               SECTION
        Additional New BlackRock Stock Purchase            Section 2.3
        BlackRock                                          Preamble
        PNC                                                Preamble
        PNC Designee                                       Section 4.1(a)
        BlackRock Party                                    Section 3.3(a)
        Closing                                            Preamble
        DGCL                                               Section 1.4
        Final Transfer Notice                              Section 3.2(a)(ii)
        Initial Transfer Notice                            Section 3.2(a)(ii)
        Last Look Price                                    Section 3.2(a)(ii)
        Litigation                                         Section 6.12(a)
        Management Designee                                Section 4.1(a)
        Miami Parent                                       Preamble
        Prohibited Actions                                 Section 2.2(h)
        Related Person                                     Section 4.7
        Stock Issuance                                     Section 2.3
        Transaction Agreement                              Preamble
        Transferring Party                                 Section 3.2(a)(ii)

         Section 1.3 Other Definitional Provisions. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article and Section references are to this Agreement unless otherwise specified.

         The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         Section 1.4 Methodology for Calculations. For purposes of calculating the number of outstanding shares of Capital Stock or Voting Securities and the number of shares of Capital Stock or Voting Securities of any Person Beneficially Owned by any other Person as of any date, any shares of Capital Stock or Voting Securities held in treasury or belonging to any Subsidiary of such Person which are not entitled to be voted or counted for purposes of determining the presence of a quorum pursuant to Section 160(c) of the Delaware General Corporation Law (or any successor statute (the "DGCL")) shall be disregarded.

                                  ARTICLE II

                                SHARE OWNERSHIP

         Section 2.1 New BlackRock Capital Stock.

         (a) Except as provided in paragraph (b) below, PNC covenants and agrees with New BlackRock that it shall not, and shall not permit any of its Affiliates to, directly or indirectly, acquire, offer or propose to acquire or agree to acquire, whether by purchase, tender or exchange offer, through the acquisition of control of another Person (whether by way of merger, consolidation or otherwise), by joining a partnership, syndicate or other Group or otherwise, the Beneficial Ownership of any additional New BlackRock Capital Stock, if after giving effect to such acquisition or action, PNC, together with its Affiliates, would Beneficially Own New BlackRock Capital Stock representing more than its Ownership Cap.

         (b) Notwithstanding the foregoing, the acquisition (whether by merger, consolidation, exchange of equity interests, purchase of all or part of the equity interests or assets or otherwise) by PNC or an Affiliate thereof of any Person that Beneficially Owns BlackRock Capital Stock, or the acquisition of BlackRock Capital Stock in connection with securing or collecting a debt previously contracted in good faith in the ordinary course of PNC's or such Affiliate's banking, brokerage or securities business, shall not constitute a violation of its Ownership Cap; provided that (i) the primary purpose of any such transaction is not to avoid the provisions of this Agreement, including its Ownership Cap (or the higher amount provided by Section 2.4 if then applicable), and (ii) that in the case of an acquisition of another Person, it uses reasonable best efforts to negotiate terms in connection with the relevant acquisition agreement requiring such other Person to divest itself of sufficient BlackRock Capital Stock it Beneficially Owns so that its Ownership Cap (or the higher amount provided by Section 2.4 if then applicable) would not be exceeded pro forma for the acquisition, with such divestiture to be effected concurrently with, or as promptly as practicable following, the consummation of such acquisition (but in no event more than 120 days following such consummation, or such longer period not in excess of 243 days following such consummation as may be necessary due to the possession of material non-public information or so that neither it nor any of its Affiliates incurs any liability under Section 16(b) of the Exchange Act if, for purposes of Section 16(b), they have not acquired Beneficial Ownership of any other shares of New BlackRock Capital Stock or derivatives thereof after the date of the transaction that resulted in PNC exceeding its Ownership Cap) and, to the extent such divestiture does not occur despite the use of such reasonable best efforts, the successor or surviving Person to such transaction, if not PNC or such Affiliate, expressly assumes all obligations of PNC or such Affiliate, as the case may be, under this Agreement; and provided, further, that the provisions of paragraph (c) below are complied with.

         (c) (i) If at any time other than to the extent permitted by Section
2.4 PNC or any of its Affiliates Beneficially Owns in the aggregate New BlackRock Capital Stock representing more than its Ownership Cap, then PNC shall, as soon as is reasonably practicable after its Ownership Percentage first exceeds its Ownership Cap (but in no event more than 120 days thereafter, or such longer period not in excess of 243 days following such consummation as may be necessary due to the possession of material non-public information or so that neither it nor any of its Affiliates incur liability under Section 16(b) of the Exchange Act if, for purposes of Section 16(b), they have not acquired Beneficial Ownership of any other shares of New BlackRock Capital Stock or derivatives thereof after the date of the transaction that resulted in PNC exceeding its Ownership Cap) Transfer (after the lapse of any minimum holding period) a number of shares of New BlackRock Capital Stock sufficient to reduce the amount of New BlackRock Capital Stock Beneficially Owned by it and its Affiliates to an amount representing not greater than its Ownership Cap (or the higher amount provided by Section 2.4 if then applicable).

                  (ii) Notwithstanding any other provision of this Agreement, in no event may PNC or any of its Affiliates, directly or indirectly, including through any agreement or arrangement, exercise any voting rights, during the term of this Agreement, in respect of any New BlackRock Capital Stock Beneficially Owned by it and its Affiliates representing in excess of its Ownership Cap (or the higher amount provided by Section 2.4 if then applicable).

         (d) Any New BlackRock Capital Stock acquired and Beneficially Owned by PNC following the Closing shall be subject to the restrictions contained in this Agreement as fully as if such shares of New BlackRock Capital Stock were acquired by it at or prior to the Closing.

         (e) Notwithstanding Section 2.1(a), PNC shall not and shall cause its Affiliates not to acquire Beneficial Ownership of any shares of New BlackRock Capital Stock from any Person other than New BlackRock or a Significant Stockholder (other than pursuant to an acquisition effected in a manner contemplated by Section 2.1(b)) if after giving effect to such acquisition PNC, together with its Affiliates, would Beneficially Own New BlackRock Capital Stock representing more than 90 percent of its Ownership Cap.

         Section 2.2 Prohibition of Certain Communications and Actions. From and after the Closing, PNC shall not and shall cause its Affiliates and its and their directors, officers and other agents not to (w) solicit, seek or offer to effect, or effect, (x) negotiate with or provide any information to the Board, any director or officer of New BlackRock, any stockholder of New BlackRock, any employee or union or other labor organization representing employees of New BlackRock or any other Person with respect to, (y) make any statement or proposal, whether written or oral, either alone or in concert with others, to the Board, any director or officer of New BlackRock or any stockholder of, any employee or union or other labor organization representing employees of New BlackRock or any other Person with respect to, or (z) make any public announcement (except as required by law in respect of actions permitted hereby) or proposal or offer whatsoever (including, but not limited to, any "solicitation" of "proxies" as such terms are defined or used in Regulation 14A under the Exchange Act) with respect to

         (a) any acquisition, offer to acquire, or agreement to acquire, directly or indirectly, by purchase or any other action the purpose or result of which would be to Beneficially Own (i) New BlackRock Capital Stock or direct or indirect right to acquire any New BlackRock Capital Stock or Voting Securities of any successor to or person in control of New BlackRock in an amount which, when added to any other New BlackRock Capital Stock then Beneficially Owned by PNC or any of its Affiliates would cause the total amount of Voting Securities of New BlackRock Beneficially Owned by PNC or any of its Affiliates to exceed its Ownership Cap, or (ii) any equity securities of any Controlled Affiliate of New BlackRock (in each case except to the extent such acquisition, offer or agreement would be permissible under Section 2.1).

         (b) any form of business combination or similar or other extraordinary transaction involving New BlackRock or any Controlled Affiliate of New BlackRock, including, without limitation, a merger, tender or exchange offer or sale of any substantial portion of the assets of New BlackRock or any Controlled Affiliate of BlackRock,

         (c) any form of restructuring, recapitalization or similar transaction with respect to New BlackRock or any Controlled Affiliate of New BlackRock,

         (d) any purchase of any assets, or any right to acquire any asset (through purchase, exchange, conversion or otherwise), of New BlackRock or any Controlled Affiliate of New BlackRock, other than investment assets of New BlackRock or any Controlled Affiliate of New BlackRock in the ordinary course of its banking, brokerage or securities business and other than an insubstantial portion of such assets in the ordinary course of business;

         (e) being a member of a Group for the purpose of acquiring, holding or disposing of any shares of Capital Stock of New BlackRock or any Controlled Affiliate of New BlackRock,

         (f) selling any share of New BlackRock Capital Stock in an unsolicited tender offer that is opposed by the Board,

         (g) any proposal to seek representation on the Board except as contemplated by this Agreement or, other than as permitted by the proviso to
Section 4.6(a) any proposal to seek to control or influence the management, Board or policies of BlackRock or any Controlled Affiliate of BlackRock, or

         (h) encourage, join, act in concert with or assist (including, but not limited to, providing or assisting in any way in the obtaining of financing for, or acting as a joint or co-bidder with) any third party to do any of the foregoing (the actions referred to in the foregoing provisions of this sentence being referred to as "Prohibited Actions"). If at any time PNC or any Affiliate thereof is approached by any Person requesting PNC or any Affiliate to encourage, join, act in concert with or assist any Person in a Prohibited Action involving the assets, businesses or securities of New BlackRock or any of its Controlled Affiliates or any other Prohibited Actions, PNC will promptly inform New BlackRock of the nature of such contact and the parties thereto.


Nothing in this Section 2.2 shall limit the ability of any Director, including any PNC Designee, to act in his or her capacity as a Director in respect of Board matters.

         Section 2.3 Additional Purchases of Voting Securities. From and after the Closing, at any time that New BlackRock effects an issuance (a "Stock Issuance") of additional Voting Securities other than in connection with any employee restricted stock, stock option, incentive or other employee benefit plan to any Person or Persons other than PNC or any Affiliate thereof PNC shall, subject to Section 2.1, have the right to purchase from New BlackRock (in each instance, an "Additional New BlackRock Stock Purchase") additional Voting Securities of the same class or series issued in the Stock Issuance such that following the Stock Issuance and such purchase PNC will Beneficially Own shares and/or other securities representing the lesser of (x) its Ownership Cap and (y) the same Ownership Percentage as it owned immediately prior to such Stock Issuance;(1) provided, however, that PNC shall not have such right to the extent that the total of all Stock Issuances (other than in connection with any employee restricted stock, stock option or stock incentive plan) constituting a public offering including the Stock Issuance in question since the Closing do not have the effect, after taking into account any repurchases of New BlackRock Capital Stock by New BlackRock since the Closing and any Transfers of New BlackRock Capital Stock by PNC and its Affiliates in accordance with Section 3.2(a)(i) or (ii), of decreasing the Total Voting Power of New BlackRock Capital Stock issued and outstanding after giving effect to such Stock Issuance Beneficially Owned by PNC and its Affiliates to 90% or less of PNC's Ownership Cap.

-----------------

(1) To illustrate the foregoing, assume that immediately before a Stock Issuance by New BlackRock, BlackRock's Parent's Ownership Percentage was 38% (which increase resulted from repurchases conducted by New BlackRock as contemplated by Section 2.4). If such Stock Issuance was a public offering and resulted in PNC's Ownership Percentage being diluted to 35%, then PNC would not be entitled to acquire additional Voting Securities in connection with that Stock Issuance. If, however, a subsequent Stock Issuance diluted PNC's Ownership Percentage to, e.g., 30%, PNC would be entitled to acquire additional Voting Securities which, after taking into account all of Miami Parent's purchases pursuant to the comparable provision of its Stockholder Agreement with new BlackRock and BlackRock, dated the date hereof, would be sufficient to give PNC an Ownership Percentage of 90% of its initial Ownership Cap. Any subsequent Stock Issuance could also result in PNC having the right to make an Additional New BlackRock Stock Purchase.


If PNC exercises such right within 30 days after the pricing date of such Stock Issuance and if the purchaser or purchasers of Voting Securities in such Stock Issuance pays cash in consideration for such securities, PNC shall pay an equal per security amount of cash consideration in the Additional New BlackRock Stock Purchase following such Stock Issuance. In all other cases, the price that PNC shall pay to purchase the additional Voting Securities shall be the Fair Market Value per unit of the class or series of Voting Securities. New BlackRock shall give PNC written notice of any Stock Issuance as far in advance as practicable and also on the date of completion.

         Section 2.4 BlackRock Share Repurchases. If New BlackRock engages in any share repurchase program or self-tender that has the effect of causing the Beneficial Ownership of New BlackRock Capital Stock by PNC and its Affiliates to exceed its Ownership Cap, subject to any restrictions in the Exchange Act, PNC shall, at the request of New BlackRock, promptly sell such number of shares of New BlackRock Capital Stock to New BlackRock as shall cause the Beneficial Ownership of New BlackRock Capital Stock by PNC and its Affiliates not to exceed its Ownership Cap; provided, that PNC shall be permitted to Beneficially Own not more than 40 percent of the Total Voting Power of the Voting Securities of New BlackRock issued and outstanding if such increased Beneficial Ownership by PNC is solely due to share repurchases or self-tenders by New BlackRock.

                                  ARTICLE III

                             TRANSFER RESTRICTIONS

         Section 3.1 General Transfer Restrictions. The right of PNC and its Affiliates to Transfer any New BlackRock Capital Stock is subject to the restrictions set forth in this Article III, and no Transfer of New BlackRock Capital Stock by PNC or any of its Affiliates may be effected except in compliance with this Article III. Any attempted Transfer in violation of this Agreement shall be of no effect and null and void, regardless of whether the purported transferee has any actual or constructive knowledge of the Transfer restrictions set forth in this Agreement, and shall not be recorded on the stock transfer books of New BlackRock.

         Section 3.2 Restrictions on Transfer.

         (a) PNC shall not, and shall not permit its Affiliates to, Transfer any Beneficially Owned New BlackRock Capital Stock or agree to Transfer, directly or indirectly, any Beneficially Owned New BlackRock Capital Stock; provided that the foregoing restriction shall not be applicable to Transfers:

                  (i) to an Affiliate of PNC which agrees in writing with BlackRock to be bound by this Agreement as fully as if it were an initial signatory hereto;

                  (ii) pursuant to (A) the restrictions of Rule 144 under the Securities Act applicable to sales of securities by Affiliates of an issuer (regardless of whether PNC is deemed at such time to be an Affiliate of New BlackRock) or (B) privately negotiated transactions to any Person described in Rule 13d-1(b)(1) under the Exchange Act who is eligible to report the holdings of New BlackRock Capital Stock on Schedule 13G and who after consummation of such transaction would have Beneficial Ownership of BlackRock Capital Stock representing in the aggregate not more than 10% of the Total Voting Power of New BlackRock Capital Stock; or any other Person who after consummation of such transaction would have Beneficial Ownership of BlackRock Capital Stock representing in the aggregate not more than 5% of the Total Voting Power of New BlackRock Capital Stock; provided, that PNC or the Affiliate proposing to Transfer pursuant to this Section 3.2(a)(ii)(B) (the "Transferring Party") promptly provide to New BlackRock written notice (an "Initial Transfer Notice"), stating such Transferring Party's intention to effect such a Transfer, and stating that PNC will comply with the provisions of Section 3.3 and prior to making any Transfer or entering into any definitive agreement to do so shall provide to New BlackRock a further written notice (a "Final Transfer Notice") stating such Transferring Party's intention to effect the specific transfer described therein (including price and terms (the "Last Look Price"));

                  (iii) pursuant to a distribution to the public, registered under the Securities Act, in which PNC uses its commercially reasonable efforts to (A) effect as wide a distribution of such New BlackRock Capital Stock as is reasonably practicable, and (B) not knowingly, after inquiry, sell any shares of New BlackRock Capital Stock to:

                           (1) any Person described in Section 13d-1(b)(1) under the Exchange Act who is eligible to report the holdings of New BlackRock Capital stock on Schedule 13G and who after consummation of such offering would have Beneficial Ownership of New BlackRock Capital Stock representing in the aggregate more than 10% of the Total Voting Power of New BlackRock Capital Stock; or

                           (2) any other Person who after consummation of such offering would have Beneficial Ownership of New BlackRock Capital Stock representing in the aggregate more than 5% of the Total Voting Power of New BlackRock Capital Stock; or

                  (iv) with the prior written consent of a majority of the Independent Directors.

         (b) If PNC wishes or is required to Transfer an amount of New BlackRock Capital Stock constituting more than 10% of the Total Voting Power of New BlackRock Capital Stock, PNC and New BlackRock shall coordinate regarding optimizing the manner of distribution and sale of such shares, including whether such sale should occur through an underwritten offering and shall cooperate in the marketing of any such offering.

         (c) PNC shall reimburse New BlackRock for any fees and expenses incurred in connection with any Transfer by PNC pursuant to this Section 3.2 (other than any Transfer pursuant to Sections 3.3(a) and 3.3(b)).

         Section 3.3 Right of Last Refusal.

         (a) Upon receipt of a Final Transfer Notice, unless the proposed Transfer described therein is being made in a tax-free or tax-deferred Transfer, including to a charitable organization or foundation, BlackRock will have an irrevocable and transferable option to purchase all of the New BlackRock Capital Stock subject to such Final Transfer Notice at the Last Look Price and otherwise on the terms and conditions described in the Final Transfer Notice. New BlackRock and/or its transferees (collectively, and/or separately the "BlackRock Party") shall, within 10 Business Days from receipt of the Final Transfer Notice, indicate if it intends to exercise such option by sending irrevocable written notice of any such exercise to the Transferring Party, and such BlackRock Party shall then be obligated to purchase all such New BlackRock Capital Stock on terms and conditions no less favorable (other than date of closing) to Transferring Party than those set forth in the Final Transfer Notice.

         (b) If a BlackRock Party elects to purchase all of such New BlackRock Capital Stock, the BlackRock Party and the Transferring Party shall be legally obligated to consummate such transaction and shall use their commercially reasonable efforts to consummate such transaction as promptly as practicable but in any event within 10 Business Days following the delivery of such election notice or, if later, 5 Business Days after receipt of all required regulatory approvals (but in no event more than 60 days after the delivery of such election notice).

         (c) If a BlackRock Party does not elect to purchase all of such New BlackRock Capital Stock pursuant to this Section 3.3 (or if, having made such election, does not complete such purchase within the applicable time period specified in Section 3.3(b)), then the Transferring Party shall be free for a period of 30 days from the date the election notice was due to be received from a BlackRock Party to enter into definitive agreements to Transfer such New BlackRock Capital Stock in accordance with Section 3.2(a)(ii) for not less than the Last Look Price; provided that any such definitive agreement provides for the consummation of such Transfer to take place within nine months from the date of such definitive agreement and is otherwise on terms not more favorable to the transferee in any material respect than were contained in the Final Transfer Notice. In the event that the Transferring Party has not entered into such a definitive agreement with such 30-day period, or has so entered into such an agreement but has not consummated the sale of such BlackRock Capital Stock within nine months from the date of such definitive agreement, then the provisions of this Section 3.3 shall again apply, and such Transferring Party shall not Transfer or offer to Transfer such New BlackRock Capital Stock not so Transferred without again complying with this Section 3.3, to the extent applicable.

         (d) Each of the time periods set forth in Section 3.3(a)-(c) above shall be doubled if the number of shares PNC seeks to Transfer (as set forth in the Final Transfer Notice) exceeds 4.5% of the Total Voting Power of the New BlackRock Capital Stock issued and outstanding at that time.

         Section 3.4 Legend on Securities.

         (a) Each certificate representing shares of BlackRock Capital Stock Beneficially Owned by PNC or its Affiliates and subject to the terms of this Agreement shall bear the following legend on the face thereof:

             "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND CERTAIN OTHER LIMITATIONS SET FORTH IN A CERTAIN IMPLEMENTATION AND STOCKHOLDER AGREEMENT DATED AS OF FEBRUARY 15, 2006, AMONG BLACKROCK, INC., NEW BOISE, INC. (THE "COMPANY") AND THE PNC FINANCIAL SERVICES GROUP, INC., AS THE SAME MAY BE AMENDED FROM TIME TO TIME (THE "AGREEMENT"), COPIES OF WHICH AGREEMENT ARE ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY."

         (b) Upon any acquisition by PNC or its Affiliates of additional shares of New BlackRock Capital Stock, PNC shall, or shall cause such Affiliate to, submit the certificates representing such shares of New BlackRock Capital Stock to BlackRock so that the legend required by this Section 3.4 may be placed thereon (if not so endorsed upon issuance).

         (c) New BlackRock may make a notation on its records or give instructions to any transfer agents or registrars for New BlackRock Capital Stock in order to implement the restrictions on Transfer set forth in this Agreement.

         (d) In connection with any Transfer of shares of Beneficially Owned New BlackRock Capital Stock, the transferor shall provide New BlackRock with such customary certificates, opinions and other documents as New BlackRock may reasonably request to assure that such Transfer complies fully with this Agreement and with applicable securities and other laws. In connection with any Transfer pursuant to Section 3.2(a)(ii), (iii) or (iv), New BlackRock shall remove such portion of the foregoing legend as is appropriate in the circumstances.

         Section 3.5 Change of Control. Upon a Change of Control of PNC within the first five years after the Closing and a determination of Material Effect by the Board within twelve months after the occurrence of such Change in Control, PNC (or any successor Person) shall, as promptly as practicable after receiving notice of such Material Effect, initiate and thereafter as promptly as practicable (consistent with applicable legal requirements including normal blackout periods and Section 16(b) of the Exchange Act) Transfer in accordance with the provisions of Sections 3.2 and/or 3.3 of this Agreement or such other manner as the parties shall have agreed is optimal in the circumstances and will not result in an "assignment" of any investment advisory agreements of New BlackRock and its Controlled Affiliates under the U.S. Investment Advisers Act of 1940) all shares of New BlackRock Capital Stock Beneficially Owned by it and its Affiliates immediately after giving effect to such Change of Control. The parties shall cooperate in completing and marketing such Transfer, and shall take into account all relevant considerations, including market conditions, in determining the timing and manner of such Transfer.

                                  ARTICLE IV

                              CORPORATE GOVERNANCE

         Section 4.1 Composition of the Board.

         (a) Prior to the Closing, PNC shall take all requisite action so that, effective not later than the Closing, the Board shall be composed of 17 Directors, including nine Independent Directors, four members of New BlackRock management (each a "Management Designee"), two individuals (who may be members of PNC management) designated in writing to New BlackRock by PNC (each a "PNC Designee") and two individuals designated in writing to New BlackRock by any Person becoming a Significant Stockholder at the time of the Closing.

         (b) Following the Closing, New BlackRock and PNCs shall each use its best efforts to cause the election of each meeting of stockholders of New BlackRock of such nominees reasonably acceptable to the Board such that there are no more than 17 Directors; there are four Directors who are Management Designees (including at least one who also is a former senior executive of Miami); there are two Directors, each in a different class, who are PNC Designees; there are two Directors, each in a different class, who are individuals designated in writing to New BlackRock by a Person who is a Significant Stockholder and who obtained such status in connection with the Closing, and the remaining Directors are Independent Directors.

         (c) Following the Closing, upon the resignation, retirement or other removal from office of any Management Designee or PNC Designee, (i) New BlackRock or PNC, as the case may be, shall be entitled promptly to designate a replacement Management Designee or PNC Designee, as the case may be, who meets the qualifications of a Director and is reasonably acceptable to the Board and
(ii) New BlackRock and PNC shall each use its best efforts to cause the appointment or election of such replacement designee as a Director by the other Directors or by the stockholders of New BlackRock.

         Section 4.2 Vote Required for Board Action; Board Quorum.

         (a) Except as provided in this Section 4.2 and in Section 4.7, any determination or other action of or by the Board (other than action by unanimous written consent in lieu of a meeting) shall require the affirmative vote or consent, at a meeting at which a quorum is present, of a majority of Directors present at such meeting.

         (b) In addition to the requirements of Section 4.2(a), New BlackRock shall not enter into or effectuate any of the following transactions without the prior approval of either all of the Independent Directors then in office, or at least two-thirds of these Directors then in office, at a meeting with respect to which such transaction was specifically described in a written notice of meeting called at least two Business Days in advance; provided, however, that if a Director is not present (for the avoidance of doubt, a Director may attend, and be counted as present, at a meeting telephonically) at either of two meetings called and noticed in the foregoing manner to consider such transactions, such Director shall be deemed, solely for purposes of this
Section 4.2(b), not to be a Director then in office if such Director is not present at the third meeting called and noticed in the foregoing manner to consider such transactions:

                  (i) appointment of a new Chief Executive Officer of New BlackRock;

                  (ii) any merger, consolidation, exchange of shares, issuance of shares or similar transaction as a result of which a majority of the Total Voting Power of New BlackRock Capital Stock or the Person surviving such transaction issued and outstanding immediately after giving effect to such transaction would be Beneficially Owned by one or more Persons other than the Persons holding a majority of the Total Voting Power of New BlackRock Capital Stock issued and outstanding prior to the occurrence of such transaction, or any sale of all or substantially all of the assets of New BlackRock to any Person;

                  (iii) any acquisition, whether by merger, consolidation, exchange of equity interests, purchase of equity interests or assets or similar transaction, of any Person or business the consolidated net income after taxes of which for its preceding fiscal year equals or exceeds 20% of BlackRock's consolidated net income after taxes for it preceding fiscal year if such acquisition involves the current or potential issuance of New BlackRock Capital Stock constituting more than 10% of the Total Voting Power of New BlackRock Capital Stock issued and outstanding immediately after completion of such acquisition;

                  (iv) any acquisition, whether by merger, consolidation, exchange of equity interests, purchase of equity interests or assets or similar transaction, of any Person or business constituting a line of business that is materially different from the lines of business New BlackRock and its Controlled Affiliates are engaged in immediately prior to such acquisition if such acquisition involves consideration in excess of 10% of the total assets of New BlackRock on a consolidated basis;

                  (v) except for repurchases pursuant to the terms of this Agreement, any repurchase by New BlackRock or any Subsidiary of New BlackRock of shares of New BlackRock Capital Stock such that after giving effect to such repurchase New BlackRock and its Subsidiaries shall have repurchased more than 10% of the Total Voting Power of New BlackRock Capital Stock within the 12-month period ending on the date of such repurchase;

                  (vi) any amendment, modification or waiver of New BlackRock's Certificate of Incorporation or By-Laws;

                  (vii) any matter requiring stockholder approval pursuant to the requirements of the New York Stock Exchange listed Company manual; or

                  (viii) any amendment, modification or waiver (as distinct from a consent or approval provided for herein) of any restriction or prohibition on PNC or its Affiliates or any amendment, modification or waiver (as distinct from a consent or approval provided for therein) of any restriction or prohibition on a Significant Stockholder or its Affiliates provided for in a stockholder agreement between New BlackRock and such Significant Stockholder.

         (c) In addition to the requirements of Section 4.2(a) and (b), New BlackRock shall not enter into any agreement providing for or effectuate any of the following transactions without the prior written approval of PNC:

                  (i) until the fifth anniversary of the Closing, (A) any merger, consolidation, exchange of shares, issuance of shares or similar transaction as a result of which a majority of the Total Voting Power of the Capital Stock of New BlackRock or the Person surviving such transaction issued and outstanding immediately after giving effect to such transactions would be Beneficially Owned by one or more Persons other than the Persons holding a majority of the Total Voting Power of New BlackRock Capital Stock issued and outstanding prior to the occurrence of such transaction or (B) in the case of a merger, consolidation, exchange of shares, issuance of shares or similar transaction that is not covered by clause (A) above, more than 20% of the Total Voting Power of the Capital Stock of New BlackRock or the other Person surviving such transaction issued and outstanding immediately after giving effect to such transaction would be Beneficially Owned by any Person who Beneficially Owned less than 20% of the Total Voting Power of the New BlackRock Capital Stock or of the Capital Stock of such other Person immediately prior to such transaction;

                  (ii) for so long as BlackRock shall be deemed to be a subsidiary of PNC for purposes of the U.S. Bank Holding Company Act, entering into any business or engaging in any activity that is prohibited for any such Subsidiary;

                  (iii) any sale, whether by merger, consolidation, exchange of equity interests, sale of equity interests in or assets or similar transaction of any Subsidiary if the annualized revenues of such Subsidiary or assets, together with the annualized revenues of all other Subsidiaries or assets so disposed of within the 12-month period ending on the date of such sales exceeds more than 20% of the annualized revenues of New BlackRock for the preceding fiscal year on a consolidated basis;

                  (iv) any amendment, modification, repeal or waiver of Section
3.2 of New BlackRock's By-Laws or of New BlackRock's Certificate of Incorporation or By-Laws that would be viewed by a reasonable Person as being adverse to the rights of PNC or more favorable to the rights of a Significant Stockholder than to the rights of PNC;

                  (v) any settlement or consent in a regulatory matter that would be reasonably likely, in the opinion of counsel for PNC, to cause PNC or any of its Affiliates to suffer (A) any regulatory disqualification, (B) suspension of registration or license or (C) other material adverse regulatory consequence (which approval may not be unreasonably withheld in the case of this clause (C));

                  (vi) any amendment, modification, or waiver (as distinct from a consent or approval provided for therein) of any provision of a stockholder agreement between New BlackRock and a Significant Stockholder that would be viewed by a reasonable Person as being adverse to PNC or materially more favorable to the rights of such Significant Stockholder thereunder than to the rights of PNC hereunder; or

                  (vii) any voluntary bankruptcy or similar filing or declaration by New BlackRock;

provided, however, that if a Change of Control of PNC occurs prior to the fifth anniversary of the Closing, the provisions of Section 4.2(c)(i) and (iii) shall immediately cease. (d) A quorum for any meeting of the Board shall require the presence of a majority of the total number of Directors then in office.

         Section 4.3 Committees. To the extent permitted by applicable laws, rules and regulations (including any requirements under the Exchange Act or the rules of the New York Stock Exchange or any other applicable securities exchange on which the Common Stock is then listed) and each committee of the Board shall consist of a majority of Independent Directors, the Audit Committee, the Compensation Committee and, to the extent required by applicable laws, rules and regulations and self-regulatory organization requirements, the Nominating Committee shall consist entirely of Independent Directors and the Executive Committee shall consist of not less than five members of which one shall be a PNC Designee. Subject to Sections 4.2 and 4.7 all decisions of such committees shall require the affirmative vote of a majority of the Directors then serving on such committee.

         Section 4.4 Certificate of Incorporation and Bylaws to be Consistent. Each of New BlackRock and PNC shall use its best efforts to take or cause to be taken all lawful action necessary or appropriate to ensure that at all times the Certificate of Incorporation and the Bylaws of New BlackRock contain provisions consistent with the terms of this Agreement (including without limitation this Article IV) and none of the Certificate of Incorporation or the Bylaws of New BlackRock or any of the corresponding constituent documents of New BlackRock's Subsidiaries contain any provisions inconsistent therewith or which would in any way nullify or impair the terms of this Agreement or the rights of New BlackRock or PNC hereunder. Neither New BlackRock nor PNC shall take or cause to be taken any action inconsistent with the terms of this Agreement (including without limitation this Article IV) or the rights of New BlackRock or PNC hereunder.

         Section 4.5 Information Rights.

         (a) New BlackRock acknowledges that the investments PNC in New BlackRock are material and strategic to it. Accordingly, New BlackRock shall provide to PNC, on an ongoing and current basis, such access to and information with respect to New BlackRock's business, operations, plans and prospects as either of them may from time to time reasonably determine it requires in order to appropriately manage and evaluate its investment in New BlackRock.

         (b) Without limiting the generality of the foregoing, for so long as Miami Parent is required (the "Equity Accounting Period") to account for its investment in New BlackRock under the equity method of accounting (determined in accordance with GAAP as applicable to PNC), New BlackRock agrees that:

                  (i) New BlackRock shall provide PNC with (A) consolidated financial results for the latest available period of the New BlackRock consolidated group (the "New BlackRock Group") in order to allow PNC to prepare its US regulatory filings under the Securities Exchange Act of 1934 ("PNC Public Filings"), including PNC's quarterly financial statements and annual audited financial statements and (B) such financial information or documents in the possession of New BlackRock and any of its Subsidiaries as PNC may reasonably request; and

                  (ii) New BlackRock shall cooperate, and use its best reasonable efforts to cause New BlackRock's independent certified public accounts ("New BlackRock's Auditors") to cooperate, with Miami Parent to the extent reasonably requested by PNC in the preparation of PNC's public earnings releases or other press releases, Current Reports on Form 8-K, Annual Reports to Shareholders, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and any other proxy, information and registration statements, reports, notices, prospectuses and any other filings made by PNC with the Commission, or any other Governmental Authority or otherwise made publicly available (collectively, the "PNC Public Filings"). New BlackRock agrees to provide to PNC all information that Miami Parent reasonably requests in connection with any PNC Public Filings or that, in the reasonable judgment of PNC or its legal counsel, is required to be disclosed or incorporated by reference therein under any applicable law. New BlackRock shall provide such information to enable PNC to prepare, print and release all PNC Public Filings on a timely basis. New BlackRock shall use its best reasonable efforts to cause New BlackRock's Auditors to consent to any reference to them as experts in any PNC Public Filings required under applicable law.

         (c) New BlackRock will negotiate in good faith with PNC to develop appropriate protocols for each to share with the other aggregate security position information for use in their respective compliance programs and to coordinate share ownership reporting with PNC and any Significant Stockholder for such purpose.

         (d) With respect to any information provided by BlackRock:

                  (i) Subject to the requirements of law, PNC shall keep confidential, and shall cause its representatives to keep confidential, all information and documents obtained pursuant to this Section 4.5 unless such information (A) is or becomes publicly available other than as a result of a breach of this Section 4.5(d) by it or its representatives; (B) was within its possession prior to being furnished to it by or on behalf of New BlackRock, provided that the source of such information was not known by it to be bound by a confidentiality agreement with, or other contractual or legal obligation of confidentiality to, New BlackRock with respect to such information; (C) is or becomes available to such Person or any of its representatives on a non-confidential basis from a source other than New BlackRock or any of its representatives; provided that such source was not known to it to be bound by a confidentiality agreement with, or other contractual or legal obligation of confidentiality to, New BlackRock with respect to such information; or (D) is independently developed by or on its behalf without violating any of its obligations under this Section 4.5(d).

                  (ii) In the event PNC believes that it is legally required to disclose any information or documents contemplated by this Section 4.5(d), it shall to the extent possible under the circumstances provide reasonable prior notice to New BlackRock so that New BlackRock may, at its own expense, seek a protective order or otherwise take reasonable steps to protect the confidentiality of such information.

                  (iii) Notwithstanding the foregoing, PNC may disclose any information or documents contemplated by this Section 4.5(d) in a filing with a governmental authority to the extent required by applicable law, provided that it shall to the extent practicable under the circumstances provide prior notice to New BlackRock.

                  (iv) The rights of PNC and the obligations of New BlackRock hereunder shall be subject to applicable laws relating to the exchange of information and other applicable laws. The provisions of this Section 4.5(d) shall survive any termination of this Agreement.

         Section 4.6 Voting Agreements.

         (a) PNC shall, and shall cause any of its Affiliates, to vote or act by written consent all of the shares of New BlackRock Capital Stock Beneficially Owned by it (i) in favor of each matter required to effectuate any provision of this Agreement and against any matter the approval of which would be inconsistent with any provision of this Agreement and (ii) to the extent consistent with clause (i) above, in accordance with the recommendation of the Board on all matters approved by the Board in accordance with the provisions of
Article IV, including elections of Directors; provided, however, that if the Board shall fail to nominate for election as a Director either or both of the two individuals designated by PNC who are reasonably acceptable to the Board, or shall unreasonably reject one or more PNC designees who is otherwise eligible to serve, then, so long as such individuals otherwise meet the requirements for serving as a Director of New BlackRock, PNC and its Affiliates shall have the right to nominate such individuals at the applicable meeting of stockholders and to solicit proxies for the election of such individuals and, if such individuals are nominated at such meeting, may vote all of their shares of New BlackRock Capital Stock entitled to vote on such matter in favor of the election of such individuals.

         (b) PNC shall, and shall cause each of its Affiliates who hold New BlackRock Capital Stock entitled to vote on any matter, be present in person or represented by proxy at all meetings of securityholders of New BlackRock to the extent necessary so that all Voting Securities Beneficially Owned by PNC and its Affiliates shall be counted as present for the purpose of determining the presence of a quorum at such meeting and to vote such shares in accordance with this Section 4.6.

         Section 4.7 Related Party Transactions. Neither New BlackRock nor any of its Controlled Affiliates shall enter into or effectuate any transaction or agreement with PNC or any Affiliate of PNC or any director, officer or employee of PNC or any such Affiliate (each a "Related Person"), unless such transaction or agreement is in effect at the time of the Closing, relates to transactions by or on behalf of clients of New BlackRock and its Controlled Affiliates in the ordinary course of business or has been approved by or is consistent with or pursuant to the terms of a policy, transaction or agreement (or form of agreement) approved by, the affirmative vote or consent of a majority of the Directors, excluding the PNC Designees, present at a meeting at which a quorum is present.

         Section 4.8 Bank Holding Company.

         (a) For so long as New BlackRock shall be deemed to be a subsidiary of PNC for purposes of the U.S. Bank Holding Company Act, PNC shall have appropriate access and input regarding regulatory compliance and risk management practices at New BlackRock as needed to satisfy bank holding company regulatory safety and soundness requirements.

         (b) From and after the first date on which PNC and its Affiliates Beneficially Own New BlackRock Capital Stock representing less than PNC's Ownership Threshold, PNC shall cooperate with New BlackRock in seeking to prevent New BlackRock from continuing to be classified as the subsidiary of PNC for purposes of the U.S. Bank Holding Company Act.

         Section 4.9 Dividend Payout Ratio. In connection with its approval of the transactions contemplated by the Transaction Agreement and related matters, the Board of Directors of each of BlackRock and New BlackRock have adopted a dividend policy establishing a 40% targeted payout ratio, with all subsequent quarterly dividend declarations under such policy remaining subject to the relevant board's fiduciary discretion. In the resolutions adopting such policy, the Boards of BlackRock and New BlackRock have committed not to revise the dividend payout ratio downward, except in furtherance of the BlackRock and New BlackRock Boards of Directors' fiduciary duties or other prudential financial considerations.

         Section 4.10 Transaction Document. Prior to the Closing, neither BlackRock nor New BlackRock shall take any action to amend, modify or waive (a) any material terms of the Transaction Agreement (including adverse changes in pricing terms) or (b) any terms of the Stockholder Agreement between New BlackRock and Miami Parent, dated as of the date hereof, or give or request any material consent or approval to any action or omission otherwise prohibited or required under the Transaction Agreement, without the prior written approval of PNC.

         Section 4.11 Employment Matters. BlackRock and New BlackRock agree and acknowledge that they will require stand-alone employment benefit plans and payroll functions as of the Closing, and further agree to take such actions necessary, and PNC agrees to cooperate with BlackRock and New BlackRock, to effectuate and complete the transition from PNC functions and plans to stand-alone functions and plans by the Closing.

                                   ARTICLE V

                         PRE-CLOSING OBLIGATIONS OF PNC
                         ------------------------------

         Section 5.1 Amendment of Share Surrender Agreement. PNC and BlackRock agree to execute and deliver the First Amendment to the Share Surrender Agreement in the form set forth in Exhibit 5.1 hereto not later than the time at which the parties thereto execute and deliver the Transaction Agreement.

         Section 5.2 Termination of IPO Agreement and Stockholders Agreement. PNC and BlackRock agree to cause the termination of the Initial Public Offering Agreement dated as of September 30, 1999 by and among PNC Bank Corp., PNC Asset Management, Inc. and BlackRock, together with all amendments thereto. PNC and BlackRock each agree to use its commercially reasonable best efforts to terminate as to all parties the Amended and Restated Stockholders Agreement dated as of September 30, 1999, by and among BlackRock, PNC Asset Management, Inc. and certain employees of BlackRock and its Controlled Affiliates together with all amendments thereto. Such terminations shall be effective immediately prior to the Closing. Notwithstanding any other provision of this Agreement or the Transaction Agreement, the Tax Disaffiliation Agreement, dated as of September 30, 1999, by and among BlackRock, PNC Asset Management, Inc. and PNC Bank Corp., as amended through the date hereof, shall continue in full force and effect from and after the Closing in accordance with its terms.

         Section 5.3 Amendment to Certificate of Incorporation and ByLaws. PNC agrees to vote all shares of BlackRock Capital Stock as to which it or an Affiliate has or shares voting power in favor of amendments to the Certificate of Incorporation and ByLaws of BlackRock so that not later than immediately prior to the Closing such documents read in their entirely as set forth in Exhibits 5.3(a) and 5.3(b), respectively.

         Section 5.4 Approval of Transaction Agreement and Related Matters. At any BlackRock Stockholders Meeting (as defined in Section 5.15(d) of the Transaction Agreement), PNC shall, and shall cause any of its Affiliates, to vote all of the shares of BlackRock Capital Stock Beneficially Owned by it in favor of the Merger (as defined in Section 1.1 of the Transaction Agreement) and the issuance of the Miami Consideration (as defined in Section 1.2 of the Transaction Agreement). Until such time as the BlackRock Stockholders Meeting is held or the earlier termination of the Transaction Agreement in accordance with its terms, PNC shall, and shall cause its Affiliates to, maintain in the aggregate, Voting Power over sufficient BlackRock Capital Stock to approve the Merger and the issuance of the Miami Consideration (as such terms are defined in the Transaction Agreement) without the affirmative vote of any other holder of BlackRock Capital Stock.

         Section 5.5 Registration Rights Agreement. At or prior to the Closing, BlackRock, New BlackRock and PNC will enter into a Registration Rights Agreement on terms not less favorable in the aggregate to PNC than the terms set forth on Exhibit 5.5 hereto.

                                   ARTICLE VI

                                 MISCELLANEOUS
                                 -------------

         Section 6.1 Conflicting Agreements. Each party represents and warrants that it has not granted and is not a party to any proxy, voting trust or other agreement that is inconsistent with or conflicts with any provision of this Agreement.

         Section 6.2 Termination. Except as otherwise provided in this Agreement, this Agreement shall terminate upon the first date on which PNC and its Affiliates Beneficially Own New BlackRock Capital Stock representing less than PNC's Ownership Threshold (unless PNC has, within ten Business Days of notice that it has fallen below such Threshold, indicated its intent to increase its Beneficial Ownership above such Threshold, and PNC in fact so increases such ownership in excess of its Ownership Threshold within twenty Business Days after such notice; provided, however, that in the case of a termination pursuant to this Section 6.2, the obligations of the parties pursuant to Article III, 4.2(c)(ii) and 4.8 hereof shall not terminate until the first date on which PNC and its Affiliates Beneficially Own New BlackRock Capital Stock representing less than five percent of the Total Voting Power of the New BlackRock Capital Stock issued and outstanding at such time. Nothing in this Section 6.2 shall be deemed to release any party from any liability for any willful and material breach of this Agreement occurring prior to the termination hereof or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement.

         Section 6.3 Ownership Information.

         (a) For purposes of this Agreement, all determinations of the amount of outstanding New BlackRock Capital Stock shall be based on information set forth in the most recent quarterly or annual report, and any current report subsequent thereto, filed by BlackRock with the Commission, unless New BlackRock shall have updated such information by delivery of written notice to PNC.

         (b) If at any time or from time to time New BlackRock becomes aware of any event that has caused, or which could reasonably be expected to cause, the Beneficial Ownership by PNCs and its Affiliates of New BlackRock Capital Stock to increase above its Ownership Cap, New BlackRock shall promptly (but in no event more than five Business Days thereafter) notify PNC thereof.

         Section 6.4 Savings Clause. No provision of this Agreement shall be construed to require any party or its Controlled Affiliates to take any action that would violate any applicable law (whether statutory or common), rule or regulation.

         Section 6.5 Amendment and Waiver. Except as otherwise provided herein, this Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement, and no giving of any consent provided for hereunder, shall be effective unless such modification, amendment, waiver or consent is approved by a majority of the Independent Directors. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

         Section 6.6 Severability. If any provision of this Agreement shall be declared by any court of competent jurisdiction to be illegal, void or unenforceable, all other provisions of this Agreement shall not be affected and shall remain in full force and effect.

         Section 6.7 Entire Agreement. Except as otherwise expressly set forth herein, this Agreement embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, that may have related to the subject matter hereof in any way. Without limiting the generality of the foregoing, to the extent that any of the terms hereof are inconsistent with the rights or obligations of PNC under any other agreement with New BlackRock, the terms of this Agreement shall govern.

         Section 6.8 Successors and Assigns. Neither this Agreement nor any of the rights or obligations of any party under this Agreement shall be assigned, in whole or in part (except by operation of law pursuant to a merger or similar business combination transaction), by any party without the prior written consent of the other parties (approved, in the case of New BlackRock, by a majority of the Independent Directors), provided, that PNC may assign its rights and obligations hereunder (in whole or in part) to an Affiliate that agrees in writing with New BlackRock to be bound by this Agreement as fully as if it were an initial signatory hereto, and any such transferee may thereafter make corresponding assignments in accordance with this proviso; and provided, further, that New BlackRock may assign all or a portion of its rights under
Section 3.3 in connection with any particular transaction subject thereto so long as New BlackRock remains obligated in respect of any purchase obligation arising thereunder. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

         Section 6.9 Counterparts. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

         Section 6.10 Remedies.

         (a) Each party hereto acknowledges that monetary damages would not be an adequate remedy in the event that each and every one of the covenants or agreements in this Agreement are not performed in accordance with their terms, and it is therefore agreed that, in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically each and every one of the terms and provisions hereof. Each party hereto agrees not to oppose the granting of such relief in the event a court determines that such a breach has occurred, and to waive any requirement for the securing or posting of any bond in connection with such remedy.

         (b) All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

         Section 6.11 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (upon telephonic confirmation of receipt), on the first Business Day following the date of dispatch if delivered by a recognized next day courier service, or on the third Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.

         If to BlackRock or New BlackRock:
         c/o BlackRock, Inc.
         40 East 52nd Street
         New York, NY 10022
         Facsimile:  212-810-8760
         Attn:       Laurence D. Fink

         with a copy (which shall not constitute notice) to:
         Skadden, Arps, Slate, Meagher & Flom LLP
         Four Times Square
         New York, NY 10036
         Facsimile:  212-735-2000
         Attention:  Franklin M. Gittes, Esq.
                     Richard T. Prins, Esq.

         If to PNC:
         The PNC Financial Services Group, Inc.
         One PNC Plaza
         249 Fifth Avenue
         Pittsburgh, Pennsylvania 15222
         Facsimile: 412-705-2679
         Attention: General Counsel

         with a copy (which shall not constitute notice) to:
         Wachtell, Lipton, Rosen & Katz
         51 W. 52nd Street
         New York, NY  10019
         Facsimile:  212-403-2000
         Attention:  Craig M. Wasserman, Esq.

         Section 6.12 Governing Law; Consent to Jurisdiction.

         (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction in the Court of Chancery of the State of Delaware or any court of the United States located in the State of Delaware, for any action, proceeding or investigation in any court or before any governmental authority ("Litigation") arising out of or relating to this Agreement and the transactions contemplated hereby. Each of the parties hereto hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any such Litigation, the defense of sovereign immunity, any claim that it is not personally subject to the jurisdiction of the aforesaid courts for any reason other than the failure to serve process in accordance with this Section 6.12, that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and to the fullest extent permitted by applicable law, that the Litigation in any such court is brought in an inconvenient forum, that the venue of such Litigation is improper, or that this Agreement, or the subject matter hereof, may not be enforced in or by such courts and further irrevocably waives, to the fullest extent permitted by applicable law, the benefit of any defense that would hinder, fetter or delay the levy, execution or collection of any amount to which the party is entitled pursuant to the final judgment of any court having jurisdiction. Each of the parties irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any and all rights to trial by jury in connection with any Litigation arising out of or relating to this Agreement or the transactions contemplated hereby.

         (b) Each of the parties expressly acknowledges that the foregoing waiver is intended to be irrevocable under the laws of the State of Delaware and of the United States of America; provided that consent by PNC and New BlackRock to jurisdiction and service contained in this Section 6.12 is solely for the purpose referred to in this Section 6.12 and shall not be deemed to be a general submission to said courts or in the State of Delaware other than for such purpose.

         Section 6.13 Interpretation. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation".

         Section 6.14 Effectiveness. This Agreement shall become effective upon the Closing and prior thereto shall be of no force or effect except that the obligations of BlackRock set forth in Sections 4.9, 4.10 and 4.11 and the obligations of PNC set forth in Sections 4.1(a), 4.3, 4.4, 4.6(a)(i) and (ii) and, subject to reversal if the Transaction Agreement is terminated in accordance with its terms without the Closing having occurred, Article V shall become effective immediately. If the Transaction Agreement shall be terminated in accordance with its terms prior to the Closing, this Agreement and any actions or agreements contemplated hereby shall automatically be of no force or effect.

         IN WITNESS WHEREOF, the parties hereto have executed this IMPLEMENTATION AND STOCKHOLDER Agreement as of the date first written above.


                                          BLACKROCK, INC.

                                          By: /s/ Laurence D. Fink
                                              ---------------------------------
                                              Name:  Laurence D. Fink
                                              Title: Chairman & Chief Executive
                                                     Officer


                                          NEW BOISE, INC.

                                          By: /s/ Susan L. Wagner
                                              ---------------------------------
                                              Name:  Susan L. Wagner
                                              Title: President


                                          THE PNC FINANCIAL SERVICES GROUP, INC.


                                          By: /s/ James E. Rohr
                                              ---------------------------------
                                              Name:  James E. Rohr
                                              Title: Chairman and Chief
                                                     Executive Officer

                                                                    Exhibit 5.5


         Registrable Shares: all current shares, and all future shares not acquired in violation of the stockholder agreement, until either (1) sold under an effective registration or (2) freely tradable without restriction under Rule 144(k); registration will be flexible, including, e.g., to provide for exchangeables and other hybrids

         Shelf: upon request

         Demand Registration: precise number of demand rights per year to be determined

         Piggyback Registration: customary piggyback rights

         Delay period: ability of BlackRock to suspend registration for a reasonable period if CEO determines in good faith in consultation with counsel that use of registration statement would require premature disclosure of non-public information the disclosure of which would be materially adverse to BlackRock; with such suspension period to be appropriately time-limited, and PNC not to be treated less favorably than officers, directors or any other Significant Stockholder.

         Other customary terms, including, e.g., registration procedures, provision of information for registration statement, indemnity for registration statement information, underwriters, expenses, etc.

         Most favored nation provision with respect to registration rights granted to any other Significant Stockholder.

                                                              Exhibit 5.3(a)


                                    FORM OF
                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                                NEW BOISE, INC.


         New Boise, Inc., a Delaware corporation (hereinafter the
"Corporation") hereby certifies as follows:

         1. The name of the corporation is New Boise, Inc. The original certificate of incorporation of the Corporation (the "Original Certificate of Incorporation") was filed with the Secretary of State of the State of Delaware on ________, 2006.

         2. This Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") amends and restates in its entirety the Corporation's Original Certificate of Incorporation and has been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware (the "DGCL") and by written consent of the stockholders of the Corporation and duly executed and acknowledged by the officers of the Corporation in accordance with Section 103 of the DGCL.

         3. The Original Certificate of Incorporation of the Corporation is hereby amended and restated to read in its entirety as follows:

         FIRST: The name of the corporation is New Boise, Inc.

         SECOND: The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, State of Delaware, and the name of its registered agent at such address is The Corporation Trust Company.

         THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the "DGCL").

         FOURTH: A. Authorized Shares. The Corporation shall be authorized to issue 1,000,000,000 shares of stock, of which (i) 500,000,000 shares shall be shares of Common Stock, par value $0.01 per share (the "Common Stock") and (ii) 500,000,000 shares shall be shares of Preferred Stock, par value $0.01 per share (the "Preferred Stock ").

                  B. Preferred Stock. The Preferred Stock may be issued from time to time in one or more classes or series. The Board of Directors is hereby authorized to provide for the issuance of shares of Preferred Stock in one or more classes or series and, by filing a certificate pursuant to the DGCL (hereinafter referred to as a "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such class or series, and to fix the designations, voting powers (if any), privileges, preferences and relative, participating, optional or other special rights of the shares of each such class or series and the qualifications, limitations and restrictions thereon. The authority of the Board of Directors with respect to each class or series shall include, but not be limited to, determination of the following:

                  (1) the designation of the class or series, which may be by distinguishing number, letter or title;

                  (2) the number of shares of the class or series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding) in the manner permitted by law;

                  (3) the rate of any dividends (or method of determining the dividends) payable to the holders of the shares of such class or series, any conditions upon which such dividends shall be paid, the form of payment thereof (whether cash, securities of the Corporation, securities of another person or other assets) and the date or dates or the method for determining the date or dates upon which such dividends shall be payable;

                  (4) whether dividends, if any, shall be cumulative or noncumulative and, in the case of shares of any class or series having cumulative dividend rights, the date or dates or method of determining the date or dates from which dividends on the shares of such class or series shall cumulate;

                  (5) if the shares of such class or series may be redeemed by the Corporation, the price or prices (or method of determining such price or prices) at which, the form of payment of such price or prices (which may be cash, property or rights, including securities of the Corporation or of another corporation or other entity) for which, the period or periods within which and the other terms and conditions upon which the shares of such class or series may be redeemed, in whole or in part, at the option of the Corporation or at the option of the holder or holders thereof or upon the happening of a specified event or events, if any, including the obligation, if any, of the Corporation to purchase or redeem shares of such class or series pursuant to a sinking fund or otherwise;

                  (6) the amount payable out of the assets of the Corporation to the holders of shares of the class or series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

                  (7) provisions, if any, for the conversion or exchange of the shares of such class or series, at any time or times, at the option of the holder or holder thereof or at the option of the Corporation or upon the happening of a specified event or events, into shares of any other class or classes or any other series of the same class of capital stock of the Corporation or into any other security of the Corporation, or into the stock or other securities of any other corporation or other entity, and the price or prices or rate or rates of conversion or exchange and any adjustments applicable thereto, and all other terms and conditions upon which each conversion or exchange may be made;

                  (8) restrictions on the issuance of shares of the same class or series or of any other class or series of capital stock of the Corporation, if any; and

                  (9) the voting rights and powers, if any, of the holders of shares of the class or series.

                  C. Common Stock.

                  (1) For so long as any Stockholder Agreement shall remain in effect, the Corporation shall recognize the restrictions on transfer contained therein with respect to the parties thereto; provided that in connection with any transfer of any stock of the Corporation pursuant to or as permitted by the Stockholder Agreement, or in connection with the making of any determination referred to therein:

                  (a) the Corporation shall be under no obligation to make any investigation of facts unless an officer, employee or agent of the Corporation responsible for making such transfer or determination has substantial reason to believe, or unless the Board of Directors (or a committee of the Board of Directors designated for the purpose) determines that there is substantial reason to believe, that any affidavit or other document is incomplete or incorrect in a material respect or that an investigation would disclose facts upon which any determination should be made, in either of which events the Corporation shall make or cause to be made such investigation as it may deem necessary or desirable in the circumstances and have a reasonable time to complete such investigation; and

                  (b) neither the Corporation nor any director, officer, employee or agent of the Corporation shall be liable in any manner for any action taken or omitted in good faith.

                  (2) No stockholder shall be entitled to exercise any right of cumulative voting.

         FIFTH: A. Stockholder Meetings.

                  (1) Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. An annual meeting of the stockholders of the Corporation for the election of directors and for the transaction of such other business as may come before the meeting shall be held at such time and place as shall be determined in accordance with the Bylaws. Elections of directors need not be by written ballot unless otherwise provided in the Bylaws.

                  (2) Except as otherwise required by law and subject to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or distributions upon liquidation, special meetings of stockholders of the Corporation of any class or series for any purpose or purposes may be called only by:

                           (a) the Chairman of the Board of Directors;

                           (b) the President of the Corporation;

                           (c) a majority of the Board of Directors; or

                           (d) any committee of the Board of Directors the
powers and authority of which include the power and authority to call such meetings.

                  B. Action by Written Consent. Any action required or permitted to be taken at any annual or special meeting of the stockholders may be effected by written consent of such stockholders pursuant to Section 228 of the DGCL if such action has been approved in advance by the requisite vote of the Board of Directors.

          SIXTH: A. Powers of the Board of Directors. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, which shall be constituted as provided in this Article and as provided by law.

                  B. Number of Directors. The Board of Directors shall initially consist of 17 directors, which number of directors may be increased or decreased from time to time pursuant to a resolution adopted by the affirmative vote of a majority of the entire Board of Directors, subject to the provisions of the Bylaws and any Stockholder Agreement.

                  C. Classes, Election and Term. The Board of Directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. Class I directors shall be elected initially for a one-year term, Class II directors initially for a two-year term and Class III directors initially for a three-year term. At each succeeding annual meeting of stockholders beginning in 2007, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting of the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation or removal from office.

                  D. Removal of Directors. Except as may be provided in a resolution or resolutions providing for any class or series of Preferred Stock with respect to any directors elected by the holders of such class or series, any director, or the entire Board of Directors, may be removed from office at any time, only for cause (as defined by the Corporation's Bylaws), by the affirmative vote of the holders of at least eighty percent (80%) of the votes entitled to be cast by the Voting Stock.

                  E. Meetings of the Board of Directors. Meetings of the Board of Directors may be held within or without the State of Delaware, as the Bylaws may provide.

         SEVENTH: A. Liability. A director of the Corporation shall, to the maximum extent permitted by the laws of the State of Delaware, as now or hereafter in effect, have no personal liability to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

                  B. Indemnification.

                  (1) The Corporation shall indemnify its directors and officers to the fullest extent authorized or permitted by law, as now or hereafter in effect and such right to indemnification shall continue as to a person who has ceased to be a director or officer of the Corporation and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, the Corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors. The right to indemnification conferred by this Article SEVENTH shall include the right to be paid by the Corporation the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.

                  (2) The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article SEVENTH to directors and officers of the Corporation.

                  (3) The rights to indemnification and to the advance of expenses conferred in this Article SEVENTH shall not be exclusive of any other right which any person may have or hereafter acquire under this Certificate of Incorporation, the Bylaws of the Corporation, any statute, agreement, vote of stockholders or disinterested directors or otherwise.

                  C. Modification.

                  (1) Any repeal or modification of this Article SEVENTH by the stockholders of the Corporation shall not adversely affect any exclusion of liability, rights to indemnification and to the advancement of expenses or other protection of a director, officer, employee or agent of the Corporation existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

                  (2) Any repeal or modification of the laws of the State of Delaware, as are now or hereafter in effect, shall not adversely affect any rights to indemnification and to the advancement of expenses or other protection of a director, officer, employee or agent of the Corporation existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

         EIGHTH: The Corporation shall be subject to Section 203 of the DGCL.

         NINTH: A. Certain Acknowledgments. The provisions of this Article NINTH shall regulate and define the conduct of certain of the business and affairs of the Corporation in relation to any Significant Stockholder and Affiliated Companies (as defined below in this Article NINTH) thereof, in recognition and anticipation that:

                  (1) the Significant Stockholder will remain a significant stockholder of the Corporation;

                  (2) the directors, officers and/or employees of a Significant Stockholder or of Affiliated Companies thereof may serve as directors of the Corporation;

                  (3) a Significant Stockholder and the Affiliated Companies thereof engage, are expected to continue to engage, and may in the future engage in the same, similar or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities than overlap with or compete with those in which the Corporation, directly or indirectly, may engage;

                  (4) the Corporation and Affiliated Companies thereof will or may engage in material business transactions with a Significant Stockholder and Affiliated Companies thereof; and

                  (5) as a consequence of the foregoing, it is in the best interests of the Corporation that the respective rights and duties of the Corporation, any Significant Stockholder and the Affiliated Companies of each, and the duties of any directors or officers of the Corporation who are also directors, officers or employees of the Significant Stockholder or Affiliated Companies thereof, be determined and delineated in respect of any agreements, arrangements or transactions between, or opportunities that may be suitable for both, the Corporation and Affiliated Companies thereof, on the one hand, and the Significant Stockholder and Affiliated Companies thereof, on the other hand.

         Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article NINTH.

         The provisions of this Article NINTH are in addition to, and not in limitation of, the provisions of the DGCL and the other provisions of this Certificate of Incorporation. Any agreement, arrangement, transaction or business relationship which does not comply with the procedures set forth in this Article NINTH shall not by reason thereof be deemed void or voidable or result in any breach of any fiduciary duty or duty of loyalty or failure to act in good faith or in the best interests of the Corporation or derivation of any improper personal benefit, but shall be governed by the provisions of this Certificate of Incorporation, the Bylaws, the DGCL and other applicable law,

                  B. Certain Agreements, Arrangements and Transactions Permitted; Certain Fiduciary Duties of Certain Stockholders, Directors and Officers. The Corporation may from time to time enter into and perform, and cause or permit any Affiliated Company of the Corporation to enter into and perform, one or more agreements (or modifications or supplements to pre-existing agreements), arrangements or transactions with a Significant Stockholder or Affiliated Companies thereof pursuant to which the Corporation or an Affiliated Company thereof, on the one hand, and the Significant Stockholder or an Affiliated Company thereof, on the other hand, agree to or do engage in transactions of any kind or nature with each other or with Affiliated Companies thereof and/or agree to or do compete, or refrain from competing or limit or restrict their competition, with each other, including allocating and causing their respective directors, officers and employees (including any who are directors, officers or employees of both) to allocate opportunities between or to refer opportunities to each other. No such agreement, arrangement or transaction shall be considered void or voidable solely (i) due to the nature of the parties thereto or due to the existence of circumstances as described in paragraph (A) of this Article NINTH or (ii) because any one or more of the officers or directors of the Corporation who are also directors or officers of the Significant Stockholder or any Affiliated Companies thereof are present at or participate in the meeting of the Board of Directors or committee thereof which authorizes the agreement, arrangement or transaction, or solely because his or their votes are counted for such purpose. No such agreement, arrangement or transaction or the performance thereof by the Corporation or the Significant Stockholder or any Affiliated Company thereof shall be considered (i) contrary to any fiduciary duty or duty of loyalty that the Significant Stockholder or any Affiliated Company thereof may owe to the Corporation or any Affiliated Company thereof or to any stockholder or other owner of an equity interest in the Corporation by reason of the Significant Stockholder or any Affiliated Company thereof being a Significant Stockholder of the Corporation or participating in control of the Corporation or any Affiliated Company thereof or (ii) contrary to any fiduciary duty or duty of loyalty of any director or officer of the Corporation who is also a director, officer or employee of the Significant Stockholder or any Affiliated Company thereof to the Corporation or such Affiliated Company or any stockholder or other owner of an equity interest therein. In addition, with respect to any such agreement, arrangement or transaction, the directors and officers of the Corporation who are also directors and officers of the Significant Stockholder or any Affiliated Company thereof (i) shall have fully satisfied their fiduciary duties to the Corporation and the stockholders, (ii) shall be deemed to have acted in good faith and in a manner such persons reasonably believe to be in and not opposed to the best interests of the Corporation and (iii) shall be deemed not to have breached their duties of loyalty to the Corporation and its stockholders and not to have derived an improper personal benefit therefrom, if such agreement, arrangement or transaction shall have been approved in accordance with the terms of any Stockholder Agreement to which such Significant Stockholder is a party.

         Neither a Significant Stockholder, as a stockholder of the Corporation, nor any Affiliated Company thereof, shall have or be under any fiduciary duty or duty of loyalty to refrain from entering into any agreement or participating in any agreement, arrangement or transaction that meets the requirements of this paragraph (B) and no director of the Corporation who is also a director, officer or employee of the Significant Stockholder or any Affiliated Company thereof shall have or be under any fiduciary duty or duty of loyalty to the Corporation to refrain from acting on behalf of the Corporation or any Affiliated Company thereof in respect of any such agreement, arrangement or transaction or performing any such agreement, arrangement or transaction in accordance with its terms. The failure of any agreement, arrangement or transaction between the Corporation or an Affiliated Company thereof, on the one hand, and the Significant Stockholder or an Affiliated Company thereof, on the other hand, to satisfy the requirements of this Article NINTH shall not, by itself, cause such agreement, arrangement or transaction to constitute any breach of any fiduciary duty or duty of loyalty to the Corporation or to any Affiliated Company thereof, or to any stockholder or other owner of an equity interest therein, by the Significant Stockholder or such Affiliated Company thereof or by any director or officer of the Corporation, the Significant Stockholder or any of their respective Affiliated Companies.

         For purposes of this Article NINTH, any agreement, arrangement or transaction with any corporation, partnership, joint venture, association or other entity in which the Corporation owns (directly or indirectly) fifty percent or more of the outstanding voting stock, voting power, partnership interests or similar ownership interests, or with any officer or director thereof, shall be deemed to be an agreement, arrangement or transaction with the Corporation.

                  C. Corporate Opportunities.

                  (1) A Significant Stockholder and its Affiliated Companies shall have no fiduciary duty, duty of loyalty or other duty not to (i) engage in the same or similar activities or lines of business as the Corporation, (ii) do business with any client or customer of the Corporation or (iii) employ or otherwise engage any officer or employee of the Corporation, and none of the Significant Stockholder nor its Affiliated Companies nor any officer or director thereof shall be liable to the Corporation or its stockholders or other owner of an equity interest therein for breach of any fiduciary duty or duty of loyalty by reason of any such activities of the Significant Stockholder or any Affiliated Company thereof or of such person's participation therein. In the event that a Significant Stockholder or any Affiliated Company thereof acquires knowledge of a potential transaction or matter which may be a corporate opportunity for both the Significant Stockholder or any Affiliated Company thereof and the Corporation, neither the Significant Stockholder nor its Affiliated Companies nor any officer or director thereof (even if such officer or director is also an officer or director of the Corporation) shall have any duty to communicate or present such corporate opportunity to the Corporation and shall not be liable to the Corporation or its stockholders or other owner of an equity interest therein for breach of any fiduciary or duty of loyalty by reason of the fact that the Significant Stockholder or any Affiliated Company thereof pursues or acquires such corporate opportunity for itself or the Significant Stockholder or any of its Affiliated Companies or any officer or director thereof (even if such officer or director is also an officer or director of the Corporation) directs such corporate opportunity to another person or does not present such corporate opportunity to the Corporation.

                  (2) For the purposes of this Article NINTH, "corporate opportunities" shall include, but not be limited to, business opportunities which the Corporation is financially able to undertake, which are, from their nature, in the line of the Corporation's business, are of practical advantage to it and are ones in which the Corporation has an interest or a reasonable expectancy, and in which, by embracing the opportunities, the self-interest of a Significant Stockholder or any Affiliated Company or its officers or directors, will be brought into conflict with that of the Corporation.

                  (3) If any agreement, arrangement or transaction between the Corporation and a Significant Stockholder and any Affiliated Company involves a corporate opportunity and is approved in accordance with the procedures set forth in paragraph (B) of this Article NINTH, the officers and directors of the Corporation, the Significant Stockholder and any Affiliated Company and their officers and directors shall (even if such officers and directors are also directors of the Corporation) also for the purposes of this Article NINTH and the other provisions of this Certificate of Incorporation and the provisions of the By-laws (a) have fully satisfied and fulfilled their fiduciary duties to the Corporation and its stockholders or other owner of an equity interest therein, (b) be deemed to have acted in good faith and in a manner such persons reasonably believe to be in and not opposed to the best interests of the Corporation and (c) be deemed not to have breathed their duties of loyalty to the Corporation and its stockholders or other owner of an equity interest therein and not to have derived an improper personal benefit therefrom. Any such agreement, arrangement or transaction involving a corporate opportunity not so approved shall not by reason thereof result in any such breach of any fiduciary duty or duty of loyalty or failure to act in good faith or in the best interests of the Corporation or derivation of any improper personal benefit, but shall be governed by the other provisions of this Article NINTH, this Certificate of Incorporation, the Bylaws, the DGCL and other applicable law.

                  D. Modification. No alteration, amendment or repeal of any provision of this Article NINTH shall terminate the effect of such provisions or eliminate or reduce the effect of this Article NINTH in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article NINTH, would accrue or arise, prior to such alteration, amendment or repeal.

                  E. For purposes of this Article NINTH, "Affiliated Company" shall mean in respect of any Significant Stockholder any company which controls, is controlled by or is under common control with such Significant Stockholder (other than the Corporation and any company that is controlled by the Corporation) and in respect of the Corporation shall mean any company controlled by the Corporation.

         TENTH: The books of the Corporation may be kept (subject to any provision contained in the DGCL or other applicable statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

         ELEVENTH: Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, in a summary way, on the application of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of the DGCL or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of the DGCL, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case maybe, to be summoned in such manner as said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

         TWELFTH: Bylaw Amendments. The Bylaws of the Corporation may be adopted, consistent with law and the provisions of this Certificate of Incorporation (including any Preferred Stock Designation), and once adopted, any Bylaw may be altered or repealed by: (1) the affirmative vote of at least a majority of the members of the Board of Directors then in office, or (2) the affirmative vote of at least a majority of the voting power of the Voting Stock, provided that any adoption, alteration or repeal of a Bylaw by the Board of Directors, if such adoption, alteration or repeal would be inconsistent with the provisions of any Stockholder Agreement, shall require such approval, if any, as shall be required by the terms of such Stockholder Agreement.

         THIRTEENTH:

                  A. General Right to Amend Certificate of Incorporation.

                  (1) Subject to the provisions of any Stockholder Agreement, the Corporation hereby reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and to add thereto any other provision authorized by the laws of the state of Delaware at the time in force, and except as may otherwise be explicitly provided by any provision of this Certificate of Incorporation, all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or officers of the Corporation or any other person whomsoever by and pursuant to this Certificate of Incorporation in its present form, or as hereafter amended, are granted subject to the right reserved in this paragraph (A)(1).

                  (2) Subject to the provisions of paragraph (B) below, the provisions of any Stockholder Agreement and the rights of the holders of Preferred Stock, the provisions of this Certificate of Incorporation may only be altered, amended or repealed, and any inconsistent provision adopted, with such action (if any) of the Board of Directors as is provided by law, and in addition to any other vote of stockholders (if any) required by law, and notwithstanding that a lower vote (or a no vote) of stockholders otherwise would be required, by the approval of at least a majority of the voting power of all Voting Stock; provided, however, that the provisions of Articles NINTH and TWELFTH may be amended only with the approval of at least eight percent (80%) of the voting power of all Voting Stock.

                  B. Amendment of this Article. Subject to the provisions of any Stockholder Agreement, the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of all Voting Stock shall be required to alter, amend or repeal, or to adopt any provision inconsistent with, this Article TWELFTH.

         FOURTEENTH: The Corporation shall have perpetual existence.

         FIFTEENTH: For purposes of this Certificate of Incorporation, the following definitions shall apply:

                  (1) "Affiliate" means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such specified Person; provided, however, that neither the Corporation nor any of its Controlled Affiliates shall be deemed to be a Subsidiary or Affiliate of any Person who is or becomes a party to a Stockholder Agreement solely by virtue of the Beneficial Ownership by such Person of Capital Stock, the election of Directors nominated by such Person to the Board, the election of any other Directors nominated by the Board or any other action taken by such Person which is expressly permitted under a Stockholder Agreement, in each case in accordance with the terms and conditions of, and subject to the limitations and restrictions set forth on such Person in, such Stockholder Agreement (and irrespective of the characteristics of the aforesaid relationships and actions under applicable law or accounting principles)

                  (2) "Beneficial Ownership" by a Person of any securities includes ownership by any Person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares
(i) voting power which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power which includes the power to dispose, or to direct the disposition, of such security; and shall otherwise be interpreted in accordance with the term "beneficial ownership" as defined in Rule 13d-3 adopted by the Commission under the Securities Exchange Act of 1934, as amended; provided that for purposes of determining Beneficial Ownership, a Person shall be deemed to be the Beneficial Owner of any securities which may be acquired by such Person pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time, including the passage of time in excess of 60 days, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing), except that in no event will any Person who is or becomes a party to a Stockholder Agreement be deemed to Beneficially Own any securities which it has the right to acquire pursuant to any Stockholder Agreement unless, and then only to the extent that, it shall have actually exercised such right. For purposes of this Agreement, a Person shall be deemed to Beneficially Own any securities Beneficially Owned by its Affiliates (including as Affiliates for this purpose its officers and directors only to the extent they would be Affiliates solely by reason of their equity interest) or any Group of which such Person or any such Affiliate is or becomes a member; provided, however, that securities Beneficially Owned by any Person shall not include any Voting Securities or other securities held by such Person and its Controlled Affiliates in trust, managed, brokerage, custodial, nominee or other customer accounts; in trading, inventory, lending or similar accounts of such Person and Controlled Affiliates of such Person which are broker-dealers or otherwise engaged in the securities business; or in pooled investment vehicles sponsored, managed and/or advised or subadvised by such Person and its Controlled Affiliates except, if they Beneficially Own more than 25% of the ownership interests in a pooled investment vehicle, to the extent of their ownership interests therein; provided that in each case, such securities were acquired in the ordinary course of business of their securities business and not with the intent or purpose of influencing control of the Corporation or avoiding the provisions hereof or of any Stockholder Agreement. The term "Beneficially Own" shall have a correlative meaning.

                  (3) "Capital Stock" means any and all shares (however designated, whether voting or non-voting) of capital stock issued by the Corporation.

                  (4) "control" (including the terms "controlled by" and "under common control with"), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or any other means, or otherwise to control such Person within the meaning of such term as used in Rule 405 under the Securities Act of 1933, as amended. For purposes of this definition, a general partner or managing member of a Person shall always be considered to control such Person provided, however, that a Person shall not be treated as having any control over any collective investment vehicle to which it provides services unless it or an Affiliate has a proprietary economic interest exceeding 25% of the equity interest in such collective investment vehicle.

                  (5) "Controlled Affiliate" of any Person means a Person that is directly or indirectly controlled by such other Person.

                  (6) each reference to a "person" shall be deemed to include not only a natural person, but also a corporation, partnership, joint venture, association or legal entity of any kind; each reference to a "natural person" (or to a "record holder" of shares, if a natural person) shall be deemed to include, in his, her or its representative capacity, a guardian, committee, executor, administrator or other legal representative of such natural person or record holder;

                  (7) "Significant Stockholder" shall mean a person who is a party to a Stockholder Agreement and who Beneficially Owns more than twenty percent (20%) of the Voting Stock.

                  (8) "Stockholder Agreement" shall mean any agreement to which the Corporation and a holder of Capital Stock is a party that is in effect on the date of issuance of the initial shares of Series A Participating Preferred Stock of the Corporation and that relates to the voting of shares of capital stock by such holder;

                  (9) "Subsidiary" shall mean, as to any person or entity, a corporation, part ownership, joint venture, association or other entity in which such person or entity beneficially owns (directly or indirectly) fifty percent (50%) or more of the Voting Stock or outstanding voting power, partnership interests or similar voting interests; and

                  (10) "Voting Stock" shall mean the then outstanding shares of Capital Stock of the Corporation entitled to vote generally on the election of directors and shall exclude any class or series of capital stock of the Corporation only entitled to vote in the event of dividend arrearages or any default under any provision of such series thereon, whether or not at the time of determination there are any such dividend arrearages or defaults.

         IN WITNESS WHEREOF, this Certificate of Incorporation which restates, integrate and amends the provisions of the Original Certificate of Incorporation of the Corporation, and which has been duly adopted in accordance with Sections 242 and 245 of the Delaware General Corporation Law, has been executed by an authorized officer of the Corporation this __th day of ________, 2006.


                                                NEW BOISE, INC.


                                                By:
                                                     -----------------
                                                     Name:
                                                     Title:


                                                By:
                                                     -----------------
                                                     Name:
                                                     Title:

                                                            Exhibit 5.3(b)



                                    FORM OF
                                   BY-LAWS OF
                                NEW BOISE, INC.
                             a Delaware Corporation

                                   ARTICLE I
                                    OFFICES

         Section 1.1 Registered Office. The registered office of New Boise, Inc. (hereinafter called the "Corporation") within the State of Delaware shall be at Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, State of Delaware 19801, and the name of the registered agent of the Corporation at such address shall be The Corporation Trust Company.

         Section 1.2 Other Offices. The Corporation may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors from time to time shall determine or the business of the Corporation may require.

         Section 1.3 Books and Records. The books and records of the Corporation may be kept outside the State of Delaware at such place or places as may from time to time be designated by the Board of Directors or officers.

         Section 1.4 Certain Definitions. Except where otherwise explicitly provided, all references herein to the "Certificate of Incorporation" shall mean the certificate of incorporation of the Corporation as from time to time amended or restated and in effect including any certificates of designation (each a "Preferred Stock Designation") filed under section 151(g) (or any successor provision) of the General Corporation Law of the State of Delaware, as amended and in effect from time to time (the "DGCL"). In the event of any amendment of these Bylaws that does not involve a complete restatement thereof, any reference herein to "the Bylaws" or "these Bylaws" or "herein" or "hereof" or a like reference shall refer to these Bylaws as so amended. Defined terms used herein and not otherwise defined shall have the meanings ascribed to them in the Certificate of Incorporation.

                                  ARTICLE II
                            MEETINGS OF STOCKHOLDERS

         Section 2.1 Place of Meetings. All meetings of the stockholders shall be held at any such place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of meeting or in a duly executed waiver thereof.

         Section 2.2 Annual Meeting. The annual meeting of the stockholders for the election of directors and for the transaction of such other business as may come before the meeting shall be held at such time and place as shall be determined by the Board of Directors and stated in the notice of the meeting. Only such business may be conducted as has been brought before an annual meeting of stockholders by, or at the direction of, the Board of Directors, or by a stockholder who has given timely written notice to the Secretary of the Corporation of such stockholder's intention to bring such business before the meeting pursuant to Section 2.10 of these Bylaws.

         Section 2.3 Special Meetings. Special meetings may be called in accordance with the Certificate of Incorporation. The power of any stockholder to call a special meeting is specifically denied. The only business which may be conducted at a special meeting, other than procedural matters and matters relating to the conduct of the meeting, shall be the matter or matters described in the notice of such meeting.

         Section 2.4 Adjournments. Any meeting of the stockholders may be adjourned from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         Section 2.5 Notice of Meetings. Notice of meetings of stockholders shall be given by the Corporation as required by applicable law not less than ten days nor more than sixty days before such meeting (unless a different time is specified by law) to every stockholder entitled by law to notice of such meeting. Notice of any such meeting need not be given to any stockholder who shall, either before or after the meeting, submit a signed waiver of notice or who shall attend such meeting, except when he shall attend for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

         Section 2.6 List of Stockholders. A complete list of the stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order, and showing the address of each stockholder and the number of shares of each class of capital stock of the Corporation registered in the name of each stockholder, shall be prepared by the Secretary and shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held, for at least ten days before the meeting and at the place of the meeting during the whole time of the meeting. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger and the list required by this Section 2.6 or to vote in person or by proxy at any meeting of stockholders.

         Section 2.7 Quorum. Unless otherwise required by law or the Certificate of Incorporation, a majority in voting power of the outstanding shares of the Corporation entitled to vote on the matters at issue, present in person or represented by proxy, shall constitute a quorum. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, in the manner provided in Section 2.4, until a quorum shall be present or represented. A quorum, once established, shall not be broken by the subsequent withdrawal of enough votes to leave less than a quorum. At any such adjourned meeting at which there is a quorum, any business may be transacted that might have been transacted at the meeting originally called.

         Section 2.8 Conduct of Meetings. The Board of Directors of the Corporation may adopt by resolution such rules and regulations for the conduct of the meeting of the stockholders as it shall deem appropriate. At every meeting of stockholders, the Chairman of the Board of Directors, or in his absence or inability to act, the Chief Executive Officer, or, in his absence or inability to act, the person whom the Vice Chairman shall appoint, shall act as chairman of, and preside at, the meeting. The Secretary or, in his absence or inability to act, the person whom the chairman of the meeting shall appoint secretary of the meeting, shall act as secretary of the meeting and keep the minutes thereof. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of the stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) the determination of when the polls shall open and close for any given matter to be voted on at the meeting; (c) rules and procedures for maintaining order at the meeting and the safety of those present; (d) limitations on attendance at or participation in the meeting to stockholders of record of the corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (e) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (f) limitations on the time allotted to questions or comments by participants.

         Section 2.9 Nomination of Directors(a).

         (a) Only persons who are nominated in accordance with the procedures in this Section 2.9 shall be eligible for election as directors of the Corporation, subject to the rights of the holders of Preferred Stock. Nominations of persons for election to the Board of Directors may be made at any annual meeting of stockholders (i) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (ii) by any stockholder of the Corporation (A) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.9 and on the record date for the determination of stockholders entitled to vote at such annual meeting and (B) who complies with the notice procedures set forth in this Section 2.9.

         (b) In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation, except as provided in a Stockholder Agreement.

         (c) Except as provided in a Stockholder Agreement, to be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation not less than one hundred twenty (120) days nor more than one hundred fifty (150) days prior to the anniversary of the mailing date of the Corporation's proxy materials for the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after the anniversary date of such meeting, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which notice of the date of the annual meeting was mailed to stockholders or public disclosure of the date of the annual meeting was made, whichever first occurs.

         (d) To be in proper written form, a stockholder's notice to the Secretary must set forth: (i) as to each person whom the stockholder proposes to nominate for election as a director (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended ("Exchange Act") and the rules and regulations promulgated thereunder; and (ii) as to the stockholder giving the notice (A) the name and record address of such stockholder, (B) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder, (C) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (D) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to nominate the persons named in its notice and (E) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

         (e) If the chairman of the annual meeting determines that a nomination was not made in accordance with the foregoing procedures, the chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

         (f) The Corporation's Nominating and Governance Committee (or, if there is no such committee, the Board of Directors or any other duly authorized committee thereof) shall nominate for election to the Board of Directors (i) any person that is designated as a nominee for the Board of Directors pursuant to any Stockholder Agreement. Notwithstanding any other provision contained herein, no stockholder may make any nominations pursuant to Section 2.9(a)-(d) if such stockholder designated any person or persons for nomination pursuant to any Stockholder Agreement and, pursuant to this Section 2.9(f), the Nominating and Governance Committee (or, if there is no such committee, the Board of Directors or any other duly authorized committee thereof) shall have nominated such person or persons.

         Section 2.10 Business at Annual Meetings.

         (a) No business may be transacted at an annual meeting of stockholders, other than business that is either (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (ii) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (iii) otherwise properly brought before the annual meeting by any stockholder of the Corporation (A) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.10 and on the record date for the determination of stockholders entitled to vote at such annual meeting and (B) who complies with the notice procedures set forth in this Section 2.10.

         (b) In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

         (c) To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation not less than one hundred twenty (120) days nor more than one hundred fifty (150) days prior to the anniversary of the mailing date of the Corporation's proxy materials for the immediately preceding annual meeting of stockholders; provided, however that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after the anniversary date of such meeting, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth
(10th) day following the day on which notice of the date of the annual meeting was mailed to stockholders or public disclosure of the date of the annual meeting was made, whichever first occurs.

         (d) To be in proper written form, a stockholder's notice to the Secretary must set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder,
(iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

         (e) Once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 2.10 shall be deemed to preclude discussion by any stockholder of any such business. If the chairman of an annual meeting determines that business was not properly brought before the annual meeting in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

         Section 2.11 Voting. Unless otherwise required by law, the Certificate of Incorporation or these Bylaws, any question brought before any meeting of stockholders, other than the election of directors, shall be decided by the vote of the holders of a majority of the votes of shares of capital stock represented and entitled to vote thereat, voting as a single class. Every reference in these Bylaws to a majority or other proportion of shares, or a majority or other proportion of the votes of shares, of capital stock shall refer to such majority or other proportion of the votes to which such shares of capital stock are entitled as provided in the Certificate of Incorporation. Votes of stockholders entitled to vote at a meeting of stockholders may be cast in person or by proxy but no proxy shall be voted on or after three years from its date, unless such proxy provides for a longer period. The Board of Directors, in its discretion, or the chairman of the meeting of stockholders, in such chairman's discretion, may require that any votes cast at such meeting shall be cast by written ballot. Abstentions shall not be considered to be votes cast.

                                  ARTICLE III
                               BOARD OF DIRECTORS

         Section 3.1 General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authorities expressly conferred upon them by these Bylaws, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders.

         Section 3.2 Number, Qualifications, Election and Term of Office.

         (a) The Board of Directors shall consist initially of seventeen (17) directors. Subject to the rights of the holders of Preferred Stock and the terms of any Stockholder Agreement, and with the consent of any Significant Stockholder that is a party to a Stockholder Agreement, the number of directors on the Board of Directors may be increased or decreased from time to time exclusively pursuant to a resolution adopted by: the affirmative vote of a majority of the entire Board of Directors then in office. No reduction in the number of directors shall have the effect of shortening the term of any director in office at the time such reduction becomes effective.

         (b) The retirement age of and other restrictions and qualifications for directors constituting the Board of Directors shall be as authorized from time to time by the affirmative vote of 66 ?% of the members of the Board of Directors then in office. Members of the Board of Directors need not be residents of the State of Delaware and need not be stockholders of the Corporation.

         (c) The directors shall be divided into three classes, Class I, Class II and Class III, as provided in the Certificate of Incorporation, and shall hold office in accordance with the provisions as set forth therein.

         Section 3.3 Vacancies. Unless otherwise required by law, by any Stockholder Agreement or by the Certificate of Incorporation, vacancies arising through death, resignation, removal, an increase in the number of directors or otherwise may be filled by a majority of the directors then in office, even though less than a quorum, or by a sole remaining director, or (y) by the stockholders if such vacancy resulted from the action of stockholders (in which event such vacancy may not be filled by the directors or a majority thereof), and in any event the directors so chosen shall hold office until the next election for such class and until their successors are duly elected and qualified, or until their earlier death, resignation or removal.

         Section 3.4 Removal. Any director or the entire Board of Directors may only be removed for cause, such removal to be by the affirmative vote of the shares representing eighty percent (80%) of the votes entitled to be cast by the Voting Stock. "Cause" for removal of a director shall be deemed to exist only if: (i) the director whose removal is proposed has been convicted, or when a director is granted immunity to testify when another has been convicted, of a felony by a court of competent jurisdiction and such conviction is no longer subject to direct appeal; (ii) such director has been found by the affirmative vote of a majority of the Directors then in office at any regular or special meeting of the Board of Directors called for that purpose, or by a court of competent jurisdiction, to have been guilty of willful misconduct in the performance of his duties to the Corporation in a matter of substantial importance to the Corporation; (iii) such director has been adjudicated by a court of competent jurisdiction to be mentally incompetent, which mental incompetency directly affects his ability as a director of the Corporation; or
(iv) the entry of any order against such director by any governmental body having regulatory authority with respect to the Corporation's business. Notwithstanding the foregoing, whenever holders of outstanding shares of one or more series of Preferred Stock are entitled to elect directors of the Corporation pursuant to the provisions applicable in the case of arrearages in the payment of dividends or other defaults contained in the resolution or resolutions of the Board of Directors providing for the establishment of any such series, any such director of the Corporation so elected may be removed in accordance with the provisions of such resolution or resolutions. "Voting Stock" shall mean the shares of the then outstanding capital stock entitled to vote generally on the election of directors and shall exclude any class or series of capital stock only entitled to vote in the event of dividend arrearages thereon or other defaults thereunder, whether or not at the time of the determination there are any such dividend arrearages or defaults.

         Section 3.5 Place of Meetings. Meetings of the Board of Directors shall be held at such place or places, within or without the State of Delaware, as the Board of Directors may from time to time determine or as shall be specified in the notice of any such meeting. Each regular meeting of the Board of Directors shall be held at the location specified in the notice with respect to such meeting or, if no such notice is provided or no location is specified therein, at the principal executive offices of the Corporation.

         Section 3.6 Regular Meetings. Regular meetings of the Board of Directors shall be held at such time and place as the Board of Directors may fix. Notice of regular meetings of the Board of Directors need not be given except as otherwise required by applicable law or these Bylaws.

         Section 3.7 Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors or at the request of twenty percent (20%) of the directors. The person or persons authorized to call a special meeting of the Board of Directors may fix the place, date and time of the meeting. Upon request by the person or persons authorized to call such meetings, the Secretary of the Corporation shall give any requisite notice for the meeting.

         Section 3.8 Notice of Meetings. Notice of each special meeting of the Board of Directors (and of each regular meeting for which notice shall be required) shall be given by the Secretary as hereinafter provided in this
Section 3.8, in which notice shall be stated the date, time and place of the meeting. Notice of a special meeting shall state the general purpose of the meeting, but other routine business may be conducted at a special meeting without such matter being stated in the notice. Notice of each meeting shall be given to each director either by mail not less than forty-eight (48) hours before the date of such meeting, by telephone or telegram on twenty-four (24) hours notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate under the circumstances. Notice of any meeting need not be given to any director who shall, either before or after the meeting, submit a signed waiver of notice or who shall attend such meeting, except when he shall attend for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

         Section 3.9 Quorum; Required Vote. Except as otherwise provided by law, the Certificate of Incorporation, any Stockholder Agreement and Section
3.3 of these Bylaws, at all meetings of the Board of Directors, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. In the absence of a quorum at any meeting of the Board of Directors, a majority of the directors present thereat may adjourn such meeting from time to time to another time and place. Notice of the time and place of any such adjourned meeting shall be given to all of the directors unless such time and place were announced at the meeting at which the adjournment was taken, in which case such notice shall only be given to the directors who were not present thereat. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

         Section 3.10 Organization. At each meeting of the Board of Directors, the Chairman of the Board of Directors or, in his absence, the Vice Chairman or another director chosen by a majority of the directors present, shall act as chairman of the meeting and preside thereat. The Secretary or, in his absence, any person appointed by the chairman, shall act as secretary of the meeting and keep the minutes thereof.

         Section 3.11 Resignations. Any director of the Corporation may resign at any time by giving written notice of his resignation to the Chairman of the Board of Directors, the President or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         Section 3.12 Compensation. Directors shall receive such compensation, including fees and reimbursement of expenses, for their services as the Board of Directors may determine from time to time. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation thereof.

         Section 3.13 Action by Written Consent. Unless otherwise provided by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the Board of Directors or such committee, as the case may be.

         Section 3.14 Telephonic Meeting. Unless otherwise provided by the Certificate of Incorporation, any one or more members of the Board of Directors or any committee thereof may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation by such means shall constitute presence in person at a meeting.

         Section 3.15 Board Committees.

         (a) The Board of Directors may by resolution designate one or more committees (in addition to the mandatory Standing Committees as set forth in Section 3.15(e) below) consisting of one or more directors of the Corporation which, to the extent authorized in any resolution of the Board of Directors or these Bylaws and permissible under the DGCL, the Certificate of Incorporation and any Stockholder Agreement, shall have and may exercise any or all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, except that no committee (including any Standing Committee) shall have the power to take any action which requires, pursuant to these Bylaws or any Stockholder Agreement, the affirmative vote of at least a majority or any greater proportion of the entire Board of Directors then in office.

         (b) Except as provided in any Stockholder Agreement, with respect to all committees designated in accordance with this Section 3.15, the Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. With respect to all Board committees designated in accordance with this Section 3.15, in the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. Any committee may authorize the seal of the Corporation to be affixed to all papers which may require it.

         (c) A majority of the members of any committee may determine such committee's procedures for the conduct of business and may fix the time and place of its meetings, unless the Board of Directors shall by resolution otherwise provide. Notice of such meetings shall be given to each member of the committee in the same manner as provided for meetings of the Board of Directors by these Bylaws. Each committee shall keep written minutes of its proceedings and shall report such proceedings to the Board of Directors when required. Except as otherwise provided by resolution of the Board of Directors or of such committee, a quorum for the transaction of business by a committee at a meeting thereof shall be a majority of the members and the affirmative vote of a majority of the members present at a meeting at which a quorum is present shall be the act of the committee.

         (d) Nothing herein shall be deemed to prevent the Board of Directors from appointing one or more committees consisting in whole or in part of one or more officers, employees or persons who are not directors of the Corporation to conduct any part of the business or affairs of the Corporation; provided, however, that no such committee shall have or may exercise any authority of the Board of Directors.

         (e) Standing Committees.

         The standing committees which, subject to Section 3.15(a), shall be appointed from time to time by the Board of Directors shall be: the Executive Committee, the Audit Committee, the Nominating and Governance Committee and the Compensation Committee. Subject to the terms of any Stockholder Agreement:

                  (i) Executive Committee.

                  the Executive Committee shall consist of the Chairman and Chief Executive Officer and not less than four other directors who shall from time to time be appointed by the Board of Directors. The Executive Committee shall have and exercise in the intervals between the meetings of the Board of Directors all the powers of the Board of Directors, except as prohibited by applicable law. All acts done and powers conferred by the Executive Committee from time to time shall be deemed to be, and may be certified as being, done and conferred under authority of the Board of Directors.

                  (ii) Audit Committee.

                  the Board of Directors shall appoint annually the Audit Committee consisting of not less than three directors, all of whom shall be Independent Directors. The Audit Committee will select and oversee the Corporation's auditors, with whom the Audit Committee will, among other things, review the scope of audit and non-audit assignments and related fees, accounting principles used by the Corporation in financial reporting, internal auditing procedures and the adequacy of the Corporation's risk management, compliance and internal control procedures.

                  (iii) Nominating and Governance Committee.

                  the Board of Directors shall appoint annually the members of the Nominating and Governance Committee, consisting of not less than three directors, all of whom shall be Independent Directors. The Nominating and Governance Committee will review the qualifications of potential candidates for the Board of Directors, report its findings to the Board of Directors and propose to the Board of Directors nominations for board memberships for approval by the Board of Directors and, if appropriate, submission by the Board of Directors to the stockholders of the Corporation for election. The Nominating and Governance Committee will also recommend to the Board of Directors (for adoption by the Board of Directors) the Corporate Governance Guidelines applicable to the Corporation, lead the Board of Directors in its annual review of the performance of the Board of Directors and management and recommend to the Board of Directors director nominees for each committee.

                  (iv) Compensation Committee.

                  the Board of Directors shall appoint annually the members of the Compensation Committee, consisting of not less than three directors. The Compensation Committee will administer such compensation plans as the Board of Directors may determine from time to time, and will establish the compensation for the Corporation's executive officers. The Compensation Committee may by resolution designate a subcommittee to administer the Corporation's compensation plans.

         (f) For purposes of this Section 3.15, "Independent Director" means any Director who (i) is or would be an "independent director" with respect to New Boise pursuant to Section 303A.02 of the New York Stock Exchange Listed Company Manual and Section l0A of the Exchange Act (or any successor provisions) and (ii) was not nominated or proposed for nomination by or on behalf of a Significant Stockholder or any Affiliates or Designated Directors of a Significant Stockholder.

                                  ARTICLE IV
                                   OFFICERS

         Section 4.1 Designation. The officers of the Corporation shall be elected by the Board of Directors and shall include a Chief Executive Officer, President, Chief Financial Officer, Treasurer and Secretary. The Board of Directors of the Corporation, in its discretion, may also elect a Chairman of the Board of Directors (who must be a director), one or more Vice Chairmen (who need not be a director) and one or more Managing Directors, Directors, Vice Presidents, Assistant Treasurers, Assistant Secretaries and other officers.

         Section 4.2 Election and Tenure. Officers and assistant officers of the Corporation may, but need not, also be members of the Board of Directors or stockholders of the Corporation. At its first meeting after each annual meeting of the stockholders, the Board of Directors shall elect the officers or provide for the appointment thereof. Unless otherwise provided by the Certificate of Incorporation, the term of each officer elected by the Board of Directors shall be until the first meeting of the Board of Directors following the next annual meeting of stockholders and until his successor is elected and qualified or until his earlier death, resignation or removal in the manner specified in this
Section 4.2. Any officer elected or appointed by the Board of Directors may be removed by the Board of Directors at any time with or without cause by the majority vote of the members of the Board of Directors then in office. Any officer or assistant officer appointed by another officer may be removed from office with or without cause by such officer. The removal of an officer shall be without prejudice to his contract rights, if any. The election or appointment of an officer shall not of itself create contract rights. Any officer of the Corporation may resign at any time by giving written notice of his resignation to the Chairman of the Board of Directors, the President or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Should any vacancy occur among the officers, the position shall be filled for the unexpired portion of the term by appointment made by the Board of Directors or, in the case of offices held by officers who may be appointed by other officers, by any officer authorized to appoint such officer. Any individual may be elected to, and may hold, more than one office of the Corporation.

         Section 4.3 Duties. Except as set forth in Section 4.5, the powers and duties of the several officers shall be as provided from time to time by resolution or other directive of the Board of Directors. In the absence of such provisions, the respective officers shall have the powers and shall discharge the duties customarily and usually held and performed by like officers of corporations similar in organization and business purposes to the Corporation.

         Section 4.4 Compensation. Officers may be paid such reasonable compensation as the Board of Directors may from time to time authorize and direct. The Board of Directors may delegate its authority to determine compensation to a committee.

         Section 4.5 Responsibilities of the Chief Executive Officer.

         Subject to the direction of the Board of Directors, the Chief Executive Officer shall have the general supervision of the policies, business and operations of the Corporation, and of the other officers, agents and employees of the Corporation and, except as otherwise provided in these Bylaws or by the Board of Directors, shall have all the other powers and duties as are usually incident to the Chief Executive Officer of a corporation. In the absence of the Chief Executive Officer, his rights and duties shall be performed by such other officer or officers as shall be designated by the Board of Directors. To the extent not specifically appointed to a Committee, the Chief Executive Officer of the Corporation shall be ex officio a member of all Committees except the Audit Committee, the Nominating and Governance Committee and the Compensation Committee.

                                   ARTICLE V
                     STOCK CERTIFICATES AND THEIR TRANSFER

         Section 5.1 Uncertificated and Certificated Shares; Form of Certificates. Effective at such time as the President or any Vice President or the Treasurer of the Corporation designates in writing to the Corporate Secretary and any transfer agents of the Corporation with respect to any class of stock of the Corporation, the shares of such class shall be uncertificated shares, provided that the foregoing shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation and provided further that upon request every holder of uncertificated shares shall be entitled, to the extent provided in Section 158 of the DGCL, to have a certificate signed in the name of the Corporation (i) by the President or a Vice President and (ii) by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation, certifying the number of shares owned by such stockholder in the Corporation.

         Section 5.2 Record Owners. A record of the name and address of the holder of each certificate, the number of shares represented thereby and the date of issue thereof shall be made on the Corporation's books. The Corporation shall be entitled to recognize the exclusive right of a person registered on its records as the owner of shares of stock to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments a person registered on its records as the owner of shares of stock, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares of stock on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

         Section 5.3 Transfers of Stock. Stock of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Transfers of stock shall be made on the books of the Corporation only by the person named as the holder thereof on the stock records of the Corporation, by such person's attorney lawfully constituted in writing, and in the case of shares represented by a certificate upon the surrender of the certificate thereof, which shall be cancelled before a new certificate shall be issued. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred. To the extent designated by the President or any Vice President or the Treasurer of the Corporation, the Corporation may recognize the transfer of fractional uncertificated shares, but shall not otherwise be required to recognize the transfer of fractional shares.

         Section 5.4 Transfer Agents and Registrars. The Board of Directors may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars. If any certificate is countersigned (a) by a transfer agent other than the Corporation or its employee, or (b) by a registrar other than the Corporation or its employee, any signature on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

         Section 5.5 Regulations. The Board of Directors may make such additional rules and regulations, not inconsistent with these Bylaws, as it may deem expedient concerning the issue, transfer and registration of certificates for shares of stock of the Corporation.

         Section 5.6 Fixing the Record Date.

         (a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         (b) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolutions taking such prior action.

         (c) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

         Section 5.7 Lost Certificates. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or the owner's legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed or the issuance of such new certificate.

                                  ARTICLE VI
                         INDEMNIFICATION AND INSURANCE

         Section 6.1 Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer, of the Corporation or is or was serving at the request of the Corporation as a director or officer of another company, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) incurred or suffered by such person in connection therewith and such director or officer and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in
Section 6.2 hereof, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section 6.1 shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the DGCL requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Section 6.1 or otherwise. The Corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

         Section 6.2 Right of Claimant to Bring Suit. If a claim under Section
6.1 is not paid in full by the Corporation within thirty (30) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the DGCL for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

         Section 6.3 Non-Exclusivity of Rights. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article VI shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

         Section 6.4 Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

                                  ARTICLE VII
                               GENERAL PROVISIONS

         Section 7.1 Seal. The seal of the Corporation shall be in such form as shall be approved by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise, as may be prescribed by law or custom or by the Board of Directors.

         Section 7.2 Fiscal Year. The fiscal year of the Corporation shall begin on January 1 and end on December 31 of each year.

         Section 7.3 Checks, Notes, Drafts, Etc. All checks, notes, drafts or other orders for the payment of money of the Corporation shall be signed, endorsed or accepted in the name of the Corporation by such officer, officers, person or persons as from time to time may be designated by the Board of Directors or by an officer or officers authorized by the Board of Directors to make such designation.

         Section 7.4 Voting of Stock in Other Persons. Unless otherwise provided by resolution of the Board of Directors, the Chief Executive Officer, from time to time, may (or may appoint one or more attorneys or agents to) cast the votes that the Corporation may be entitled to cast as a stockholder or otherwise in any other Person, any of whose shares or securities may be held by the Corporation, at meetings of the holders of the shares or other securities of such other corporation, or consent in writing to any action by any such other corporation. In the event one or more attorneys or agents are appointed, the Chief Executive Officer may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent. The Chief Executive Officer may, or may instruct the attorneys or agents appointed to, execute or cause to be executed in the name and on behalf of the Corporation and under its seal or otherwise, such written proxies, consents, waivers or other instruments as may be necessary or proper in the circumstances relating to securities owned by the Corporation.

         Section 7.5 Dividends. Subject to the provisions of the DGCL and the Certificate of Incorporation, dividends upon the shares of capital stock of the Corporation may be declared by the Board of Directors at any regular or special meeting in accordance with the voting requirements set forth in Section 3.10 if applicable. Dividends may be paid in cash, in property or in shares of stock of the Corporation, unless otherwise provided by the DGCL or the Certificate of Incorporation.

                                 ARTICLE VIII
                                  AMENDMENTS

Except as otherwise provided in any Stockholder Agreement and subject to
Section 3.10, these Bylaws may be amended, altered, changed, adopted and repealed or new bylaws adopted by the affirmative vote of at least a majority of the members of the Board of Directors then in office; provided that any adoption, alteration or repeal of any Bylaw by the Board of Directors, if such adoption, alteration or repeal would be inconsistent with the provisions of any Stockholder Agreement, shall require such approval, if any, as shall be required by the terms of such Stockholder Agreement.